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Exhibit 99.1

FOURTH QUARTER 2004

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Annual Report on Form 10-K (the "10-K") filed by the Company for the same period with the Securities and Exchange Commission (the "SEC") and all of the Company's other public filings with the SEC (the "Public Filings"). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-K, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-K and the Public Filings. Any investors' receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

		PAGE(S)
I. COMPANY BACKGROUND
•	About the Company/Other Corporate Data	5
•	Board of Directors/Executive Officers	6
•	Equity Research Coverage/Company Contact Information	7
II. FINANCIAL HIGHLIGHTS
•	Quarterly Summary/Acquisitions	9
•	Property Sales/Financing Activity/Leasing Information	10-11
•	Leasing Information/Information About FFO	11
•	Key Financial Data	12
•	Same-Store Results and Analysis	13
•	Unconsolidated Joint Ventures Summary	14-17
•	Select Financial Ratios	18
•	Debt Analysis:
	• Debt Breakdown/Future Repayments	19
	• Debt Maturities	20
	• Debt Detail	21
III. FINANCIAL INFORMATION
•	Consolidated Statements of Operations	23
•	Consolidated Balance Sheets	24
•	Consolidated Statement of Changes in Stockholders' Equity	25
•	Statements of Funds from Operations	26
•	Statements of Funds from Operations Per Diluted Share	27
•	Reconciliation of Basic-to-Diluted Shares/Units	28
IV. VALUE CREATION PIPELINE
•	Operating Property Acquisitions	30
•	Acquisition Property Profiles	31-34
•	Summary of Land Parcels	35
•	Rental Property Sales/Rental Property Held for Sale	36
V. PORTFOLIO/ LEASING STATISTICS
•	Leasing Statistics	38-43
•	Market Diversification (MSA's)	44
•	Industry Diversification (Top 30 Tenant Industries)	45
•	Consolidated Portfolio Analyses:
	Breakdown by:
	(a) Number of Properties	46
	(b) Square Footage	47
	(c) Base Rental Revenue	48
	(d) Percentage Leased	49
•	Consolidated Property Listing (by Property Type)	50-59
•	Significant Tenants (Top 50 Tenants)	60-61
•	Schedules of Lease Expirations (by Property Type)	62-67

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

        The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as "may," "will," "should," "expect," "anticipate," "estimate," "continue" or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

        Among the factors about which the Company has made assumptions are:

  •
  changes in the general economic climate; conditions, including those affecting industries in which the Company's principal tenants compete;

  •
  any failure of the general economy to recover from the current economic downturn;

  •
  the extent of any tenant bankruptcies or of any early lease terminations;

  •
  the Company's ability to lease or re-lease space at current or anticipated rents;

  •
  changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

  •
  changes in interest rate levels;

  •
  changes in operating costs;

  •
  the Company's ability to obtain adequate insurance, including coverage for terrorist acts;

  •
  the availability of financing;

  •
  changes in governmental regulation, tax rates and similar matters; and

  •
  other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

        For further information on factors which could impact us and the statements contained herein, you are advised to consider the "Risk Factors" contained in the Company's Annual Report on Form 10-K, which are incorporated herein by reference. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

I. COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

I. COMPANY BACKGROUND

About the Company

        Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $5.2 billion at December 31, 2004. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 273 properties, primarily class A office and office/flex buildings, totaling approximately 29.6 million square feet, serving as home to approximately 2,100 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 8.5 million square feet of additional commercial space.

History

        Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

        Mack-Cali's strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of December 31, 2004)

Corporate Headquarters	Cranford, New Jersey
Fiscal Year-End	12/31
Total Properties	273
Total Square Feet	29.6 million square feet
Geographic Diversity	Nine states and the District of Columbia
New Jersey Presence	17.5 million square feet
Northeast Presence	26.6 million square feet
Common Shares and Units Outstanding	74.9 million
Dividend—Quarter/Annualized	$0.63/$2.52
Dividend Yield	5.5%
Total Market Capitalization	$5.2 billion
Senior Debt Rating	BBB (S&P and Fitch); Baa2 (Moody's)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Nathan Gantcher	Vincent Tese
Martin D. Gruss	Robert F. Weinberg
Mitchell E. Hersh	Roy J. Zuckerberg
David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Equity Research Coverage

Advest, Inc. Sheila K. McGrath (908) 598-1180	Green Street Advisors John Lutzius (949) 640-8780
Banc of America Securities, LLC John P. Kim / Ross Nussbaum (212) 847-5761 /(212) 847-5668	Lehman Brothers David Harris /David Shulman (212) 526-1790 /(212) 526-3413
Bear, Stearns & Co., Inc. Ross Smotrich (212) 272-8046	Morgan Stanley Dean Witter Gregory Whyte (212) 761-6331
Deutsche Bank-North America Louis Taylor /Christopher A. Capolongo (212) 250-4912 /(212) 250-7726	Prudential Equity Group James Sullivan (212) 778-2515
Friedman, Billings, Ramsey & Co. David Loeb (703) 469-1289	Smith Barney Citigroup Jonathan Litt (212) 816-0231
Goldman Sachs Carey Callaghan (212) 902-4351	Wachovia Securities Christopher Haley (443) 263-6773

Company Contact Information

Mack-Cali Realty Corporation Investor Relations Department 11 Commerce Drive Cranford, New Jersey 07016-3599
Phone:	(908) 272-8000	Web:	www.mack-cali.com
Fax:	(908) 272-6755	E-mail:	investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

II. FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

II. FINANCIAL HIGHLIGHTS

Quarterly Summary

        The following is a summary of the Company's recent activity:

        Net income available to common shareholders for the fourth quarter 2004 equaled $30.3 million, or $0.49 per share, versus $27.4 million, or $0.47 per share, for the same quarter last year. For the year ended December 31, 2004, net income available to common shareholders equaled $100.5 million, or $1.65 per share, versus $141.4 million, or $2.43 per share, for 2003.

        Funds from operations (FFO) available to common shareholders for the quarter ended December 31, 2004 amounted to $67.9 million, or $0.90 per share, versus $66.5 million, or $0.91 per share, for the quarter ended December 31, 2003. For the year ended December 31, 2004, FFO available to common shareholders amounted to $270.1 million, or $3.60 per share, versus $275.7 million, or $3.82 per share, for the same period last year.

        Total revenues for the fourth quarter 2004 increased 5.8 percent to $152.1 million as compared to $143.7 million for the same quarter last year. For the year ended December 31, 2004, total revenues amounted to $589.0 million, an increase of 3.5 percent over total revenues of $569.3 million for the same period last year.

        All per share amounts presented above are on a diluted basis.

        The Company had 61,038,875 shares of common stock, 10,000 shares of 8 percent cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), 7,616,447 common operating partnership units and 215,018 of $1,000-face-value preferred operating partnership units outstanding as of December 31, 2004.

        The outstanding preferred units are convertible into 6,205,425 common operating partnership units. Assuming conversion of all preferred units into common units, the Company had a total of 74,860,747 shares/common units outstanding at December 31, 2004.

        As of December 31, 2004, the Company had total indebtedness of approximately $1.7 billion, with a weighted average annual interest rate of 6.32 percent. The Company had a total market capitalization of $5.2 billion and a debt-to-undepreciated assets ratio of 37.9 percent at December 31, 2004. The Company had an interest coverage ratio of 3.5 times for the quarter ended December 31, 2004.

Acquisitions

        In October, the Company acquired 232 Strawbridge Drive, a 74,258 square-foot office property located in Moorestown, New Jersey for $8.7 million. With the acquisition of this property, the Company now owns all three office buildings in Moorestown Corporate Center, totaling 222,258 square feet.

        In December, the Company announced several acquisitions, as follows:

  •
  The Company acquired a 62.5 percent interest in One River Center, a three-building, class A office complex totaling 460,000 square feet located in Middletown, New Jersey. The office complex was acquired through the conversion of the Company's note receivable with a balance of $13 million into a controlling equity interest;

  •
  The Company acquired three office buildings totaling 279,811 square feet in Parsippany, New Jersey. The buildings were purchased for $30.8 million. Located at Four, Five and Six Century Drive, adjacent to Mack-Cali Business Campus, the buildings are 46.2 percent leased to 13 tenants; and

  •
  The Company acquired 150 Monument Road, a six-story, 125,783 square-foot, class A office building in Bala Cynwyd, Pennsylvania. The building was purchased for $18.6 million and is 66 percent leased to 23 tenants.

        On March 2, 2005, the Company completed the acquisition of all the interests in 101 Hudson Street, a 1.2 million square-foot Class A office tower on the Jersey City waterfront. The 42-story building was purchased for $329 million.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Property Sales

        In October, the Company sold Kemble Plaza I, a 387,000 square foot office property located at 340 Mount Kemble Avenue in Morris Township, New Jersey for $77 million.

        In November, the Company sold two office properties in Texas totaling 554,330 square feet for $39.1 million. The properties sold were TriWest Plaza, a 367,018 square-foot, 81.8 percent leased office building located at 3030 LBJ Freeway in Dallas and the Century Building, a 187,312 square-foot, 90.6 percent leased office building located at 84 N.E. Loop 410 in San Antonio.

        In February 2005, the Company completed several property sales, as follows:

  •
  The Company sold the Brandeis Building, a 318,224 square-foot office building in Omaha, Nebraska. The building, which was 13 percent leased, was sold for $8.7 million;

  •
  The Company sold its remaining, wholly-owned Texas property, 1122 North Alma Road, an 82,576 square foot office building in Richardson, for approximately $2.1 million. The vacant building was the last of three buildings sold in a transaction announced by the Company in November; and

  •
  The Company sold its 75,668 square foot office property located at 3 Skyline Drive in Hawthorne, New York for approximately $9.6 million.

Financing Activity

        In November, the Company refinanced its $150 million secured loan from the Prudential Insurance Company of America. The loan carries an interest rate of 4.78 percent, which is a reduction of 212 basis points from the previous loan. The loan, which matures on January 15, 2010, is secured by seven properties. The previous loan was secured by 11 properties.

        Also, in November, the Company's operating partnership, Mack-Cali Realty, L.P., refinanced its unsecured revolving credit facility with a group of 27 lender banks. The $600 million unsecured facility, which is expandable to $800 million, carries an interest rate equal to LIBOR plus 65 basis points, representing a reduction of five basis points from the previous facility. The credit facility, which also carries a facility fee of 20 basis points, has a three-year term with a one-year extension option. The interest rate and facility fee are subject to adjustment, on a sliding scale, based upon the operating partnership's unsecured debt ratings.

        In December, the Company's Board of Directors declared a cash dividend of $0.63 per common share (indicating an annual rate of $2.52 per common share) for the fourth quarter 2004, which was paid on January 18, 2005 to shareholders of record as of January 5, 2005.

        The Board also declared a cash dividend on its 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period October 15, 2004 through January 14, 2005. The dividend was paid on January 18, 2005 to shareholders of record as of January 5, 2005.

        In January 2005, the Company's operating partnership, Mack-Cali Realty, L.P., completed the sale of $150 million of 10-year senior unsecured notes. The 5.125 percent notes are due January 15, 2015. The proceeds from the issuance of approximately $148.1 million were used primarily to repay outstanding borrowings under the Company's unsecured credit facility.

Leasing Information

        Mack-Cali's consolidated in-service portfolio was 91.2 percent leased at December 31, 2004, compared to 92.9 percent leased at September 30, 2004 and 91.5 percent leased at December 31, 2003.

        For the quarter ended December 31, 2004, the Company executed 174 leases totaling 1,516,658 square feet. For the year ended December 31, 2004, the Company executed 697 leases totaling 4,966,131 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

        Leases for the quarter ended December 31, 2004 consisted of 1,282,696 square feet of office space, 218,712 square feet of office/flex space and 15,250 square feet of industrial/warehouse space. Of these totals, 529,666 square feet were for new leases and 986,992 square feet were for lease renewals and other tenant retention transactions.

        Highlights of the quarter's leasing transactions included:

  •
  Morgan Stanley D.W., Inc., a global financial services firm, renewed its lease of 306,170 square feet at Harborside Financial Center Plaza 2 in Jersey City, New Jersey for five years. The 761,200 square-foot office building is 100 percent leased.

  •
  Pfizer, Inc., a pharmaceutical company, signed a new, two-year lease for 154,592 square feet at 5 Wood Hollow Road in Parsippany, New Jersey. The 317,040 square-foot office building is 100 percent leased.

  •
  A&E Distribution, Inc., a subsidiary of retailer A&E Stores, Inc., signed a new, five-year lease for 63,400 square feet at Mack-Cali Airport in Little Ferry, New Jersey. The 286,628 square-foot office building is 88.6 percent leased.

  •
  Fiserv Solutions, Inc., an information technology provider, renewed its lease for 59,780 square feet at 250 Johnson Road in Morris Plains, New Jersey for seven years. The 75,000 square-foot office building is 100 percent leased.

  •
  Citigroup Global Markets, a provider of investment banking, asset management and advisory services, extended the term of its lease for 26,262 square feet at 140 E. Ridgewood Avenue in Paramus, New Jersey for eight years. The 239,680 square-foot office building is 100 percent leased. Additionally, Citigroup also signed a five-year renewal for 21,922 square feet at 325 Columbia Turnpike in Florham Park, New Jersey. The 168,144 square-foot office building is 100 percent leased.

  •
  Forest Laboratories Inc., a pharmaceutical company, signed an expansion of 36,452 square feet for approximately 12 years at Harborside Financial Center Plaza 5 in Jersey City, New Jersey. The 977,225 square-foot office building is 79 percent leased.

  •
  The Southern Westchester Board of Cooperative Educational Services signed two new, three-year leases at the Cross Westchester Executive Park in Elmsford, New York, aggregating 29,931 square feet. One lease is for 20,131 square feet at 2 Westchester Plaza, a 25,000 square-foot office/flex building that is 100 percent leased. The second lease is for 9,800 square feet at 50 Executive Boulevard, a 45,200 square-foot office/flex building that is 85.6 percent leased.

Information About FFO

        Funds from operations ("FFO") is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income per share as an indication of the Company's performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company's FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts ("NAREIT"). A reconciliation of net income per share to FFO per share is included in the financial tables on page 27.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Key Financial Data

	As of or for the three months ended
	12/31/04	9/30/04	6/30/04	3/31/04	12/31/03
Shares and Units:
Common Shares Outstanding	61,038,875	60,730,128	60,606,543	60,401,346	59,420,484
Common Units Outstanding(a)	13,821,872	13,984,785	13,994,173	13,994,923	14,000,923
Combined Shares and Units	74,860,747	74,714,913	74,600,716	74,396,269	73,421,407
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average—Basic(b)	68,386,099	68,280,284	68,177,358	67,594,169	66,051,264
Weighted Average—Diluted(c)	75,248,216	75,046,302	74,825,319	74,481,471	72,989,243
Common Share Price ($'s):
At the end of the period	46.03	44.30	41.38	44.91	41.62
High during period	47.01	46.08	45.31	45.00	41.96
Low during period	42.44	39.70	34.16	39.07	36.86
Market Capitalization: ($'s in thousands, except ratios)
Market Value of Equity(d)	3,481,943	3,334,871	3,111,978	3,366,136	3,080,799
Total Debt	1,702,300	1,695,742	1,694,500	1,559,769	1,628,584
Total Market Capitalization	5,184,243	5,030,613	4,806,478	4,925,905	4,709,383
Total Debt/ Total Market Capitalization	32.84%	33.71%	35.25%	31.66%	34.58%
Financials: ($'s in thousands, except ratios and per share amounts)
Total Assets	3,850,165	3,810,106	3,820,851	3,694,491	3,749,570
Gross Book Value of Real Estate Assets	4,181,641	4,048,101	4,094,340	3,970,656	3,954,632
Total Liabilities	1,877,096	1,844,952	1,848,902	1,706,081	1,779,983
Total Minority Interests	427,958	422,053	423,566	426,462	428,099
Total Stockholders' Equity	1,545,111	1,543,101	1,548,383	1,561,948	1,541,488
Total Revenues	152,143	150,302	144,403	142,143	143,708
Capitalized Interest	1,107	969	930	914	905
Scheduled Principal Payments	5,068	6,907	2,626	1,178	2,346
Interest Coverage Ratio	3.54	3.55	3.53	3.22	3.28
Fixed Charge Coverage Ratio	2.53	2.44	2.72	2.63	2.57
Net Income	30,762	28,617	16,252	26,822	27,920
Net Income Available to Common Shareholders	30,262	28,117	15,752	26,322	27,420
Earnings per Share—diluted	0.49	0.46	0.26	0.44	0.47
FFO per Share—diluted(e)	0.90	0.93	0.90	0.87	0.91
Dividends Declared per Share	0.63	0.63	0.63	0.63	0.63
FFO Payout Ratio—diluted(e)	69.81%	67.83%	69.79%	72.26%	69.14%
Portfolio Size:
Properties	273	268	270	263	263
Total Square Footage	29,579,127	29,583,133	30,048,257	28,257,543	28,257,543
Sq. Ft. Leased at End of Period(f)	91.2%	92.9%	92.2%	91.1%	91.5%

(a)
Includes preferred units on a converted basis into common units.

(b)
Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.

(c)
Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).

(d)
Includes preferred units on a converted basis into common units and minority interests in partially-owned properties.

(e)
Funds from Operations ("FFO") is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See "Information About FFO" on page 11.

(f)
Reflects square feet leased at the Company's consolidated in-service portfolio, excluding in-service development properties in lease up (if any). Excluded from percentage leased at December 31, 2004, September 30, 2004 and June 30, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 12.7, 68.9 and 71.1 percent leased at December 31, 2004, September 30, 2004 and June 30, 2004, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Same Store Results and Analysis(a)
(dollars in thousands)

	For the three months ended December 31,
				% Change
	2004	2003	Change
Total Property Revenues	$143,702	$139,273	$4,429	3.2

Real Estate Taxes	17,306	16,082	1,224	7.6
Utilities	10,000	9,646	354	3.7
Operating Services	20,461	19,283	1,178	6.1

Total Property Expenses:	47,767	45,011	2,756	6.1
GAAP Net Operating Income	95,935	94,262	1,673	1.8
Less: straight-lining of rents adj.	2,782	3,902	(1,120)	(28.7)

Net Operating Income	$93,153	$90,360	$2,793	3.1

Percentage Leased at Period End	93.3%	91.7%

Total Properties:	251
Total Square Footage:	25,857,227
	For the year ended December 31,
				% Change
	2004	2003	Change
Total Property Revenues	$561,651	$552,165	$9,486	1.7

Real Estate Taxes	67,532	62,978	4,554	7.2
Utilities	41,750	40,189	1,561	3.9
Operating Services	71,905	70,086	1,819	2.6

Total Property Expenses:	181,187	173,253	7,934	4.6
GAAP Net Operating Income	380,464	378,912	1,552	0.4
Less: straight-lining of rents adj.	9,986	8,967	1,019	11.4

Net Operating Income	$370,478	$369,945	$533	0.1

Percentage Leased at Period End	93.3%	91.6%

Total Properties:	248
Total Square Footage:	25,655,043

(a)
Excludes three properties identified as held for sale at December 31, 2004.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company's Effective Ownership %
Office Properties:
G&G Martco	Convention Plaza	1	San Francisco, CA	80.7%	305,618	50.0%
Ashford Loop Associates, LP	1001 South Dairy Ashford	1	Houston, TX	51.0%	130,000	20.0%
Ashford Loop Associates, LP	2100 West Loop South	1	Houston, TX	59.7%	168,000	20.0%
Office/Flex Properties:
Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	37.9%	232,000	50.0%
Mixed-Use:
Meadowlands Mills/Mack-Cali, LP	Meadowlands Xanadu(a)	n/a	East Rutherford, NJ	n/a	n/a	20.0%
Hotel:
Harborside South Pier	Hyatt Regency South Pier	1	Jersey City, NJ	n/a	350 rooms	50.0%
Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	—	Jersey City, NJ	n/a	n/a	50.0%

(a)
The venture is developing a family entertainment and recreation complex with an office and hotel component to be built at the Meadowlands sports complex in East Rutherford, New Jersey ("Meadowlands Xanadu"). Meadowlands Xanadu's approximately 4.76 million-square-foot complex is expected to feature a family entertainment destination comprising three themed zones: sports/recreation, children's activities and fashion, in addition to four office buildings, aggregating approximately 1.8 million square feet, and a 520-room hotel.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Unconsolidated Joint Venture Financial Information

        The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of December 31, 2004 and 2003:

	December 31, 2004
	Meadowlands Xanadu	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Combined Total
Assets:
Rental property, net	$233,703	—	$8,571	—	$12,629	$13,030	$11,256	$79,721	$358,910
Other assets	1,420	—	4,916	—	1,463	1,559	539	12,037	21,934

Total assets	$235,123	—	$13,487	—	$14,092	$14,589	$11,795	$91,758	$380,844

Liabilities and partners'/ members' capital (deficit):
Mortgages and loans payable	—	—	$43,236	—	—	$14,936	—	$66,191	$124,363
Other liabilities	$6,654	—	924	—	$1,376	334	$670	4,125	14,083
Partners'/members' capital	228,469	—	(30,673)	—	12,716	(681)	11,125	21,442	242,398

Total liabilities and partners'/ members' capital	$235,123	—	$13,487	—	$14,092	$14,589	$11,795	$91,758	$380,844

Company's net investment in unconsolidated joint ventures	$17,359	—	$7,157	—	$6,279	—	$2,664	$13,284	$46,743

	December 31, 2003
	Meadowlands Xanadu	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Combined Total
Assets:
Rental property, net	$142,968	—	$7,207	—	$13,196	$13,262	$36,058	$85,214	$297,905
Other assets	1,535	$13,354	3,091	—	3,307	548	336	11,317	33,488

Total assets	$144,503	$13,354	$10,298	—	$16,503	$13,810	$36,394	$96,531	$331,393

Liabilities and partners'/ member's capital (deficit):
Mortgages and loans payable	—	—	$41,563	—	—	$14,936	—	$73,175	$129,674
Other liabilities	$1,571	$44	868	—	$1,472	88	$712	2,726	7,481
Partners'/members' capital	142,932	13,310	(32,133)	—	15,031	(1,214)	35,682	20,630	194,238

Total liabilities and partners'/ member's capital	$144,503	$13,354	$10,298	—	$16,503	$13,810	$36,394	$96,531	$331,393

Company's net investment in unconsolidated joint ventures	$1,073	$12,808	$6,427	—	$7,437	—	$7,575	$13,304	$48,624

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

        The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the years ended December 31, 2004 and 2003:

	Year Ended December 31, 2004
	Meadowlands Xanadu	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	—	$10,755	$7,455	—	$91	$1,694	$2,937	$30,345	—	$53,277
Operating and other expenses	—	(259)	(3,652)	—	(166)	(1,252)	(3,403)	(19,726)	—	(28,458)
Depreciation and amortization	—	—	(1,024)	—	(616)	(630)	(25,550)	(6,501)	—	(34,321)
Interest expense	—	—	(1,320)	—	—	(479)	—	(2,413)	—	(4,212)

Net income (loss)	—	$10,496	$1,459	—	$(691)	$(667)	$(26,016)	$1,705	—	$(13,714)

Company's equity in earnings (loss) of unconsolidated joint ventures	—	$661	$730	—	$(346)	$(600)	$(5,203)	$872	$434	$(3,452)

	Year Ended December 31, 2003
	Meadowlands Xanadu	HPMC	G&G Martco	American Financial Exchange(a)	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	—	$3,995	$12,411	$17,398	$1,730	$238	$3,801	$23,933	—	$63,506
Operating and other expenses	—	(71)	(4,017)	(3,040)	(44)	(970)	(3,062)	(16,326)	—	(27,530)
Depreciation and amortization	—	—	(1,533)	(2,912)	(228)	(555)	(974)	(6,262)	—	(12,464)
Interest expense	—	—	(1,497)	—	—	(451)	—	(3,174)	—	(5,122)

Net income	—	$3,924	$5,364	$11,446	$1,458	$(1,738)	$(235)	$(1,829)	—	$18,390

Company's equity in earnings (loss) of unconsolidated joint ventures	—	$2,325	$2,559	$11,342	$(83)	$(1,332)	$(47)	$(1,284)	$(1,607)	$11,873

(a)
Represents results of operations for period in which Company had ownership interest of January 1, 2003 through September 28, 2003.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

        The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended December 31, 2004 and 2003:

	Three Months Ended December 31, 2004
	Meadowlands Xanadu	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	—	—	$1,982	—	—	$853	$596	$9,639	—	$13,070
Operating and other expenses	—	—	(1,014)	—	$(60)	(349)	(590)	(5,946)	—	(7,959)
Depreciation and amortization	—	—	(225)	—	(154)	(173)	(24,818)	(1,838)	—	(27,208)
Interest expense	—	—	(407)	—	—	(145)	—	(686)	—	(1,238)

Net income	—	—	$336	—	$(214)	$186	$(24,812)	$1,169	—	$(23,335)

Company's equity in earnings of unconsolidated joint ventures	—	$90	$168	—	$(107)	$(235)	$(4,963)	$584	$500	$(3,963)

	Three Months Ended December 31, 2003
	Meadowlands Xanadu	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	—	$14	$2,731	$250	$1,662	$55	$881	$7,550	—	$13,143
Operating and other expenses	—	(190)	(1,022)	(252)	(35)	(234)	(534)	(4,599)	—	(6,866)
Depreciation and amortization	—	—	(318)	—	(228)	(139)	(243)	(1,552)	—	(2,480)
Interest expense	—	—	(298)	—	—	(107)	—	(818)	—	(1,223)

Net income	—	$(176)	$1,093	$(2)	$1,399	$(425)	$104	$581	—	$2,574

Company's equity in earnings of unconsolidated joint ventures	—	$(22)	$547	—	$(83)	—	$(7)	$271	$(83)	$623

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Select Financial Ratios

	December 31,
Ratios Computed For Industry Comparisons:
	2004	2003
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	44.21%	43.43%
Total Debt/ Total Market Capitalization (Market value) (%)	32.84%	34.58%
Total Debt/ Total Undepreciated Assets (%)	37.90%	37.91%
Secured Debt/ Total Undepreciated Assets (%)	12.56%	11.66%
	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.54	3.28	3.46	3.37
Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	2.97	3.04	3.03	3.18
Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. + Prin. Amort.+Ground Lease Payments)(x)	2.53	2.57	2.58	2.64
FFO Payout (Dividends Declared/Funds from Operations) (%)	69.81%	69.14%	69.92%	65.98%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Debt Analysis
(as of December 31, 2004)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate(a)	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes	$1,031,102	60.57%	6.80%	6.59
Fixed Rate Secured Debt and Other Obligations	564,198	33.14%	6.11%	2.78
Variable Rate Unsecured Debt	107,000	6.29%	2.77%	2.90

Totals/Weighted Average:	$1,702,300	100.00%	6.32%	5.10

Future Repayments
(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments(a)
2005	$23,573	$148,738	$172,311	6.50%
2006	17,537	144,642	162,179	7.10%
2007	16,681	116,364	133,045	3.34%
2008	16,526	—	16,526	4.95%
2009	5,297	300,000	305,297	7.45%
Thereafter	4,100	916,143	920,243	6.24%

Sub-total	83,714	1,625,887	1,709,601	6.32%
Adjustment for unamortized debt discount/premium, net, as of December 31, 2004	(7,301)	—	(7,301)	—

Totals/Weighted Average:	$76,413	$1,625,887	$1,702,300	6.32%

(a)
Actual weighted average LIBOR contract rates relating to the Company's outstanding debt as of December 31, 2004 of 2.34 percent was used in calculating revolving credit facility.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Debt Maturities
(dollars in thousands)

	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	TOTALS
Secured Debt:
Mack-Cali Centre VI	$35,000										$35,000
Mack-Cali Bridgewater I	23,000										23,000
Mack-Cali Woodbridge II	17,500										17,500
Mack-Cali Short Hills	22,089										22,089
One River Center	45,490										45,490
500 West Putnam Ave	5,660										5,660
Harborside Financial Center—Plazas 2 & 3		$144,642									144,642
Mack-Cali Airport			$9,364								9,364
Prudential Portfolio						$150,000					150,000
2200 Renaissance Boulevard								$15,234			15,234
Soundview Plaza									$14,889		14,889

Total Secured Debt:	$148,739	$144,642	$9,364	$—	$—	$150,000	$—	$15,234	$14,889	$—	$482,868

Unsecured Debt:
Unsecured credit facility			$107,000								$107,000
7.250% unsecured notes due 3/09					$300,000						300,000
7.835% unsecured notes due 12/10						$15,000					15,000
7.750% unsecured notes due 2/11							$300,000				300,000
6.150% unsecured notes due 12/12								$94,914			94,914
5.820% unsecured notes due 3/13									$26,105		26,105
4.600% unsecured notes due 6/13									100,000		100,000
5.125% unsecured notes due 2/14										$200,000	200,000

Total Unsecured Debt:	$—	$—	$107,000	$—	$300,000	$15,000	$300,000	$94,914	$126,105	$200,000	$1,143,019

Total Debt:	$148,739	$144,642	$116,364	$—	$300,000	$165,000	$300,000	$110,148	$140,994	$200,000	$1,625,887

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Debt Detail
(dollars in thousands)

			Principal Balance at
Property Name	Lender	Effective Interest Rate	December 31, 2004	December 31, 2003	Date of Maturity
Senior Unsecured Notes:(a)
7.000%, $300,000 Face Amount Notes	public debt	7.270%	—	$299,983	—
7.250%, $300,000 Face Amount Notes	public debt	7.490%	$299,012	298,777	03/15/09
7.835%, $15,000 Face Amount Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, $300,000 Face Amount Notes	public debt	7.930%	298,948	298,775	02/15/11
6.150%, $94,914 Face Amount Notes	public debt	6.894%	90,998	90,506	12/15/12
5.820%, $26,105 Face Amount Notes	public debt	6.448%	25,199	25,089	03/15/13
4.600%, $100,000 Face Amount Notes	public debt	4.742%	99,758	99,729	06/15/13
5.125%, $200,000 Face Amount Notes	public debt	5.110%	202,187	—	02/15/14

Total Senior Unsecured Notes:			$1,031,102	$1,127,859

Revolving Credit Facilities:
2004 Unsecured Facility(b)	27 Lenders	LIBOR+ 0.650%	$107,000	—	11/23/07
2002 Unsecured Facility(c)	15 Lenders	LIBOR+ 0.700%	—	—	—

Total Revolving Credit Facilities:			$107,000	—

Property Mortgages:(d)
400 Chestnut Ridge	Prudential Insurance Co.	9.440%	—	$10,374	—
Kemble Plaza I	Mitsubishi Tr & Bk Co.	LIBOR+ 0.650%	—	32,178	—
Various(e)	Prudential Insurance Co.	7.100%	—	150,000	—
Mack-Cali Centre VI	Principal Life Insurance Co.	6.865%	$35,000	35,000	05/01/05
One River Center(f)	New York Life Ins. Co.	5.500%	45,490	—	05/10/05
Mack-Cali Bridgewater I	New York Life Ins. Co.	7.000%	23,000	23,000	09/10/05
Mack-Cali Woodbridge II	New York Life Ins. Co.	7.500%	17,500	17,500	09/10/05
Mack-Cali Short Hills	Prudential Insurance Co.	7.740%	22,789	23,592	10/01/05
500 West Putnam Avenue	New York Life Ins. Co.	6.520%	6,500	7,495	10/10/05
Harborside—Plazas 2 and 3	Northwestern/Principal	7.367%	149,473	153,603	01/01/06
Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	9,852	10,030	04/01/07
Various(e)	Prudential Insurance Co.	4.841%	150,000	—	01/15/10
2200 Renaissance Boulevard	TIAA	5.888%	18,509	18,800	12/01/12
Soundview Plaza	TIAA	6.015%	18,816	19,153	01/01/13
Assumed Obligations	n/a	4.839%	67,269	—	05/01/09	(g)

Total Mortgages, Loans Payable and Other Obligations:			$564,198	$500,725

Total Debt:			$1,702,300	$1,628,584

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.
(b)
Total borrowing capacity under this facility is $600 million.
(c)
In conjunction with obtaining the 2004 Unsecured Facility, the Company repaid in full and terminated the 2002 Unsecured Facility on November 23, 2004.
(d)
Effective interest rate for mortgages and loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.
(e)
On November 12, 2004, the Company refinanced its $150 million portfolio mortgage loan with Prudential Insurance Company, which was scheduled to mature on May 15, 2005. The mortgage loan was originally secured by 11 properties and is now secured by seven properties in Bergen County, New Jersey.
(f)
The Company holds a 62.5 percent controlling interest in One River Center, which is subject to this mortgage.
(g)
The obligations mature at various times between May 2006 and May 2009.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts)

	(unaudited) Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Revenues
Base rents	$129,674	$123,876	$508,781	$490,297
Escalations and recoveries from tenants	18,519	15,041	67,079	60,242
Parking and other	3,950	4,791	13,131	18,734

Total revenues	152,143	143,708	588,991	569,273

Expenses
Real estate taxes	18,194	16,095	69,877	63,243
Utilities	10,218	9,722	42,157	40,461
Operating services	21,685	19,383	76,635	72,174
General and administrative	9,129	9,102	31,793	31,320
Depreciation and amortization	35,066	30,490	130,254	115,549
Interest expense	26,779	28,994	109,649	115,592
Interest income	(327)	(265)	(1,366)	(1,100)
Loss on early retirement of debt, net	—	—	—	2,372

Total expenses	120,744	113,521	458,999	439,611

Income from continuing operations before minority interest and equity in earnings of unconsolidated joint ventures	31,399	30,187	129,992	129,662
Minority interest in Operating Partnership	(6,934)	(6,951)	(28,438)	(29,045)
Equity in earnings of unconsolidated joint ventures (net of minority interest), net	(3,963)	623	(3,452)	11,873
Gain on sale of investment in unconsolidated joint ventures (net of minority interest)	—	716	637	21,108

Income from continuing operations	20,502	24,575	98,739	133,598
Discontinued operations (net of minority interest):
Income from discontinued operations	378	1,390	4,333	6,335
Realized gains (losses) and unrealized losses on disposition of rental property, net	9,882	1,955	(619)	3,120

Total discontinued operations, net	10,260	3,345	3,714	9,455

Net income	30,762	27,920	102,453	143,053
Preferred stock dividends	(500)	(500)	(2,000)	(1,672)

Net income available to common shareholders	$30,262	$27,420	$100,453	$141,381

Basic earnings per common share:
Income from continuing operations	$0.33	$0.41	$1.60	$2.29
Discontinued operations	0.17	0.06	0.06	0.16

Net income available to common shareholders	$0.50	$0.47	$1.66	$2.45

Diluted earnings per common share:
Income from continuing operations	$0.33	$0.41	$1.59	$2.27
Discontinued operations	0.16	0.06	0.06	0.16

Net income available to common shareholders	$0.49	$0.47	$1.65	$2.43

Dividends declared per common share	$0.63	$0.63	$2.52	$2.52

Basic weighted average shares outstanding	60,720	58,256	60,351	57,724

Diluted weighted average shares outstanding	69,043	66,781	68,743	65,980

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts)

	December 31,
	2004	2003
Assets
Rental property
Land and leasehold interests	$593,606	$552,287
Buildings and improvements	3,296,789	3,176,236
Tenant improvements	262,626	218,493
Furniture, fixtures and equipment	7,938	7,616

	4,160,959	3,954,632
Less—accumulated depreciation and amortization	(641,626)	(546,007)

	3,519,333	3,408,625
Rental property held for sale, net	19,132	—

Net investment in rental property	3,538,465	3,408,625
Cash and cash equivalents	12,270	78,375
Investments in unconsolidated joint ventures	46,743	48,624
Unbilled rents receivable, net	82,586	74,608
Deferred charges and other assets, net	155,060	126,791
Restricted cash	10,477	8,089
Accounts receivable, net of allowance for doubtful accounts of $1,235 and $1,392	4,564	4,458

Total assets	$3,850,165	$3,749,570

Liabilities and Stockholders' Equity
Senior unsecured notes	$1,031,102	$1,127,859
Revolving credit facilities	107,000	—
Mortgages, loans payable and other obligations	564,198	500,725
Dividends and distributions payable	47,712	46,873
Accounts payable and accrued expenses	57,002	41,423
Rents received in advance and security deposits	47,938	40,099
Accrued interest payable	22,144	23,004

Total liabilities	1,877,096	1,779,983

Minority interests:
Operating Partnership	416,855	428,099
Consolidated joint ventures	11,103	—

Total minority interests	427,958	428,099
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000 and 10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized, 61,038,875 and 59,420,484 shares outstanding	610	594
Additional paid-in capital	1,650,834	1,597,785
Dividends in excess of net earnings	(127,365)	(74,721)
Unamortized stock compensation	(3,968)	(7,170)

Total stockholders' equity	1,545,111	1,541,488

Total liabilities and stockholders' equity	$3,850,165	$3,749,570

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Stockholders' Equity
For the year ended December 31, 2004
(in thousands)

	Shares	Preferred Amount	Shares	Common Par Value	Additional Paid-In Capital	Dividends in Excess of Net Earnings	Unamortized Stock Compensation	Total Stockholders' Equity
Balance at January 1, 2004	10	$25,000	59,420	$594	$1,597,785	$(74,721)	$(7,170)	$1,541,488
Net income	—	—	—	—	—	102,453	—	102,453
Preferred stock dividends	—	—	—	—	—	(2,000)	—	(2,000)
Common stock dividends	—	—	—	—	—	(153,097)	—	(153,097)
Redemption of common units for common stock	—	—	179	2	4,642	—	—	4,644
Shares issued under Dividend Reinvestment and Stock Purchase Plan	—	—	12	—	481	—	—	481
Stock options exercised	—	—	1,251	13	40,507	—	—	40,520
Stock warrants exercised	—	—	149	1	4,924	—	—	4,925
Stock options expense	—	—	—	—	415	—	—	415
Directors Deferred compensation plan	—	—	—	—	265	—	—	265
Issuance of restricted stock	—	—	47	—	2,106	—	(578)	1,528
Amortization of stock compensation	—	—	—	—	—	—	3,489	3,489
Adjustment to fair value of restricted stock	—	—	—	—	284	—	(284)	—
Cancellation of restricted stock	—	—	(19)	—	(575)	—	575	—

Balance at December 31, 2004	10	$25,000	61,039	$610	$1,650,834	$(127,365)	$(3,968)	$1,545,111

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Net income available to common shareholders	$30,262	$27,420	$100,453	$141,381
Add: Minority interest in Operating Partnership	6,934	6,951	28,438	29,045
Minority interest in equity in earnings of unconsolidated joint ventures	(500)	83	(434)	1,607
Minority interest in gain on sale of investment in unconsolidated joint venture	—	96	83	2,844
Minority interest in discontinued operations	1,295	448	450	1,280
Real estate-related depreciation and amortization on continuing operations(a)	40,990	31,419	138,813	123,322
Real estate-related depreciation and amortization on discontinued operations	59	1,149	2,320	4,212
Deduct: Equity in earnings-gain on disposition of rental property	—	—	—	(2,427)
Gain on sale of investment in unconsolidated joint venture	—	(812)	(720)	(23,952)
Add (Deduct): Discontinued operations—Realized gains (losses) and unrealized losses on disposition of rental property, net	(11,129)	(244)	727	(1,568)

Funds from operations available to common shareholders(b)	$67,911	$66,510	$270,130	$275,744

Diluted weighted average shares/units outstanding(c)	75,248	72,989	74,948	72,199
Funds from operations per share/unit—diluted	$0.90	$0.91	$3.60	$3.82
Dividend declared per common share	$0.63	$0.63	$2.52	$2.52
Dividend payout ratios:
Funds from operations-diluted	69.81%	69.14%	69.92%	65.98%
Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$2,967	$3,452	$7,405	$8,982
Tenant improvements and leasing commissions	$10,990	$12,399	$45,999	$44,432
Straight-line rent adjustments(d)	$3,331	$4,411	$11,785	$13,293

(a)
Includes the Company's share from unconsolidated joint ventures of $6,085 and $1,113 for the three months ended December 31, 2004 and 2003, respectively and $9,193 and $8,457 for the year ended December 31, 2004 and 2003, respectively.

(b)
Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See "Information About FFO" on page 11.

(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (13,871 shares and 14,004 shares for the three months ended December 31, 2004 and 2003, respectively and 13,965 shares and 14,021 shares for the year ended December 31, 2004 and 2003 respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 28.

(d)
Includes the Company's share from unconsolidated joint ventures of $96 and $184 for the three months ended December 31, 2004 and 2003, respectively and $545 and $3,087 for the year ended December 31, 2004 and 2003, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Net income available to common shareholders	$0.49	$0.47	$1.65	$2.43
Add: Real estate-related depreciation and amortization on continuing operations(a)	0.54	0.43	1.85	1.71
Real estate-related depreciation and amortization on discontinued operations	—	0.02	0.03	0.06
Deduct: Equity in earnings-gain on disposition of rental property	—	—	—	(0.03)
Gain on sale of investment in unconsolidated joint venture	—	(0.01)	(0.01)	(0.33)
Add: Realized gains (losses) and unrealized losses on disposition of rental property, net	(0.15)	—	0.01	(0.02)
Minority Interest/Rounding Adjustment	0.02	—	0.07	—

Funds from operations available to common shareholders(b)	$0.90	$0.91	$3.60	$3.82

Diluted weighted average shares/units outstanding(c)	75,248	72,989	74,948	72,199

(a)
Includes the Company's share from unconsolidated joint ventures of $0.08 and $0.02 for the three months ended December 31, 2004 and 2003, respectively and $0.12 and $0.12 for the year ended December 31, 2004 and 2003, respectively.

(b)
Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See "Information About FFO" on page 11.

(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (13,871 shares and 14,004 shares for the three months ended December 31, 2004 and 2003, respectively and 13,965 shares and 14,021 shares for the year ended December 31, 2004 and 2003, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 28.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

        The following schedule reconciles the Company's basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Basic weighted average shares outstanding:	60,720	58,256	60,351	57,724
Add: Weighted average common units	7,666	7,796	7,759	7,802

Basic weighted average shares/units:	68,386	66,052	68,110	65,526
Add: Stock options	590	659	569	436
Restricted Stock Awards	67	42	58	10
Stock warrants	—	28	6	8

Diluted weighted average shares outstanding:	69,043	66,781	68,743	65,980
Add: Weighted average preferred units (after conversion to common units)	6,205	6,208	6,205	6,219

Diluted weighted average shares/units outstanding:	75,248	72,989	74,948	72,199

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

IV. VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
(dollars in thousands)

For the year ended December 31, 2004

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company(a)
Office:
04/14/04	5 Wood Hollow Road(b)	Parsipanny, Morris County, NJ	1	317,040	$34,187
05/12/04	210 South 16th Street(c)	Omaha, Douglas County, NE	1	318,224	8,507
06/01/04	30 Knightsbridge Road(d)	Piscataway, Middlesex County, NJ	4	680,350	49,205
06/01/04	412 Mt. Kemble Avenue(d)	Morris Township, Morris County, NJ	1	475,100	39,743
10/21/04	232 Strawbridge Road(b)	Moorestown, Burlington County, NJ	1	74,258	8,761
11/23/04	One River Center(e)	Middletown, Monmouth County, NJ	3	457,472	69,015
12/20/04	4, 5 & 6 Century Drive(b)	Parsippany, Morris County, NJ	3	279,811	30,860
12/30/04	150 Monument Road(b)	Bala Cynwyd, Montgomery County, PA	1	125,783	18,904

Total Property Acquisitions:			15	2,728,038	$259,182

(a)
Amounts are as of December 31, 2004.
(b)
Transaction was funded primarily through borrowing on the Company's revolving credit facility.
(c)
Property was acquired through the Company's receipt of a deed in lieu of foreclosure in satisfaction of the Company's mortgage note receivable, which was collateralized by the acquired property. The property was subsequently sold on February 4, 2005.
(d)
Properties were acquired from AT&T Corporation ("AT&T"), a tenant of the Company, for cash and assumed obligations, as follows:
1.
Acquired 30 Knightsbridge Road, a four-building office complex, aggregating 680,350 square feet and located in Piscataway, New Jersey. AT&T, which occupied the entire complex, has leased back from the Company two of the buildings in the complex, totaling 275,000 square feet, for 10 years and seven months, and leased back the remaining 405,350 square feet of the complex through October 2004;
2.
Acquired Kemble Plaza II, a 475,100 square-foot office building located in Morris Township, New Jersey, which the Company had previously sold to AT&T in June of 2000. AT&T, which occupied the entire building, leased back the entire property from the Company for one year from the date of acquisition;
3.
Signed a lease extension at the Company's Kemble Plaza I property in Morris Township, New Jersey, extending AT&T's lease for the entire 387,000 square-foot building for an additional five years to August 2014. Under the lease extension, the Company agreed, among other things, to fund up to $2.1 million of tenant improvements to be performed by AT&T at the property;
4.
Paid cash consideration of approximately $12.9 million to AT&T; and
5.
Assumed AT&T's lease obligations with third-party landlords at seven office buildings, aggregating 922,674 square feet, which carry a weighted average remaining term of 4.5 years. The Company has estimated that the obligations, net of estimated sub-lease income, total approximately $84.8 million, with a net present value of approximately $76.2 million utilizing a weighted average discount rate of 4.85 percent. The net present value of the assumed obligations as of December 31, 2004 is included in mortgages, loans payable and other obligations.
(e)
The Company acquired a 62.5 percent interest in the property through the Company's conversion of its note receivable with a balance of $13.0 million into a controlling equity interest. The property is subject to a $45.5 million mortgage.

For the year ended December 31, 2003

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company(a)
Office:
09/12/03	4 Sentry Parkway	Blue Bell, Montgomery County, PA	1	63,930	$10,432
09/23/03	14 Commerce Drive	Cranford, Union County, NJ	1	67,189	8,387

Total Office Property Acquisitions:			2	131,119	18,819

Office/Flex:
08/19/03	3 Odell Plaza	Yonkers, Westchester County, NY	1	71,065	6,100

Total Property Acquisitions:			3	202,184	$24,919

(a)
Transactions were funded primarily through borrowings on the Company's revolving credit facility, from net proceeds received in the sale or sales of rental property, and/or from the Company's cash reserves. Amounts are as of December 31, 2003.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Acquisition Property Profile

Property Name:	232 Strawbridge Road
Product Type:	Office Building
Location:	Moorestown, Burlington County, New Jersey
Description:	Class A, three-story office building
Size:	74,258 square feet
Year Constructed:	1986
Closing Date:	October 21, 2004
Acquisition Cost:	$8.8 million
Funding Source:	Borrowing on the Company's revolving credit facility
Percentage Leased:	69.9%
Number of Tenants:	1
Tenant:	Lockheed Martin (51,890 square feet)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Acquisition Property Profile

Property Name:	One River Center
Product Type:	Office Buildings
Location:	Middletown, Monmouth County, New Jersey
Description:	Two Class A, four-story office buildings and one Class A, three-story office building
Size:	457,472 square feet
Year Constructed:	1983 & 1984
Closing Date:	November 23, 2004
Acquisition Cost:	$69 million
Funding Source:
Acquired a 62.5 percent interest in the property through the Company's exercise of a conversion option to convert its mortgage note receivable into a controlling equity interest pursuant to terms of the mortgage financing agreement with the borrower.
Percentage Leased:	85.7%
Number of Tenants:	18
Significant Tenants:	Telcordia Technologies (91,314 square feet) High Point Safety & Insurance (88,237 square feet) Jersey Central Power & Light (53,544 square feet)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Acquisition Property Profile

Property Name:	4, 5 & 6 Century Drive
Product Type:	Office Buildings
Location:	Parsippany, Morris County, New Jersey
Description:	Three Class A, three-story office buildings
Size:	279,811 square feet
Year Constructed:	1981
Closing Date:	December 20, 2004
Acquisition Cost:	$30.9 million
Funding Source:	Borrowing on the Company's revolving credit facility
Percentage Leased:	47.3%
Number of Tenants:	13
Significant Tenants:	U.S. Fire Insurance (27,131 square feet) Diagnostica Stago (25,477 square feet) Simon & Schuster (20,000 square feet) Cuyler Burk LLP (18,000 square feet)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Acquisition Property Profile

Property Name:	150 Monument Road
Product Type:	Office Building
Location:	Bala Cynwyd, Montgomery County, Pennsylvania
Description:	Class A, six-story office building
Size:	125,783 square feet
Year Constructed:	1981
Closing Date:	December 30, 2004
Acquisition Cost:	$18.9 million
Funding Source:	Borrowing on the Company's revolving credit facility
Percentage Leased:	69.0%
Number of Tenants:	23
Significant Tenants:	Cogen Sklar LLP (13,750 square feet) Brotech Corp. (9,718 square feet) Acordia Northeast (7,302 square feet)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton	NJ	33.5	300,000	Office/Flex/Retail
Plaza VIII and IX Associates, L.L.C.(a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center(b)	Jersey City	NJ	6.5	3,113,500	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	110.0	1,350,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Elmsford Distribution Center(c)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road(a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park(c)	Yonkers	NY	60.0	500,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Pyramid Pointe	Englewood	CO	1.6	24,000	Office
Hilltop Business Center	Littleton	CO	7.1	128,000	Office
Pacific Plaza Phase III(d)	Daly City	CA	2.5	270,000	Office

Total:			372.3	8,536,250

(a)
Land owned by unconsolidated joint venture in which Mack-Cali is an equity partner.

(b)
In addition, there are 21 acres of riparian property.

(c)
Mack-Cali holds an option to purchase this land.

(d)
Unconsolidated joint venture, in which Mack-Cali is an equity partner, holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Rental Property Sales
(dollars in thousands)

For the year ended December 31, 2004

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
10/05/04	340 Mt. Kemble Avenue	Morris Township, Morris County, NJ	1	387,000	$75,017	$62,787	$12,230
11/23/04	Texas Portfolio(a)	Dallas and San Antonio, TX	2	554,330	35,124	36,224	(1,100)

Total Office Property Sales:			3	941,330	$110,141	$99,011	$11,130

(a)
On November 23, 2004, the Company sold 3030 LBJ Freeway, Dallas, Dallas County and 84 N.E. Loop 410, San Antonio, Bexar County in a single transaction with one buyer.

For the year ended December 31, 2003

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
03/28/03	1770 St. James Place	Houston, Harris County, TX	1	103,689	$5,469	$4,145	$1,324
10/31/03	111 Soledad	San Antonio, Bexar County, TX	1	248,153	10,782	10,538	244

Total Office Property Sales:			2	351,842	$16,251	$14,683	$1,568

Land:
11/19/03	Home Depot	Hamilton Township, Mercer County, NJ	1	27.7 acres	2,471	498	1,973

Total Property Sales:			3	351,842	$18,722	$15,181	$3,541

Rental Property Held For Sale
(dollars in thousands)

At December 31, 2004

Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Book Value At 12/31/04
Office:
3 Skyline Drive	Hawthorne, Westchester County, NY	1	75,668	$8,704
210 South 16th Street	Omaha, Douglas County, NE	1	318,224	8,084
1122 Alma Road	Richardson, Dallas County, TX	1	82,576	2,344

Totals:		3	476,468	$19,132

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

V. PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

V. PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended December 31, 2004)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

	LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 9/30/04	Leased Sq. Ft. Acquired(a)	Expiring/ Adjustment Sq. Ft.(b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/04(c)	Pct. Leased 12/31/04(d)	Pct. Leased 9/30/04
Northeast
Northern NJ	10,947,898	(254,523)	(797,219)	950,389	153,170	10,846,545	92.5%	92.6%
Central NJ	3,428,378	390,047	(471,412)	89,351	(382,061)	3,436,364	82.8%	92.9%
Westchester Co., NY	4,681,964	—	(213,851)	197,141	(16,710)	4,665,254	95.9%	96.3%
Sub. Philadelphia	3,188,355	138,646	(109,824)	154,632	44,808	3,371,809	91.2%	91.1%
Fairfield, CT	772,444	—	(40,801)	22,003	(18,798)	753,646	88.5%	90.7%
Washington, DC/MD	442,469	—	(21,519)	4,491	(17,028)	425,441	94.4%	98.2%
Dutchess/Nassau/Rockland Co., NY	584,567	—	(8,500)	8,500	—	584,567	98.8%	98.8%

Total Northeast	24,046,075	274,170	(1,663,126)	1,426,507	(236,619)	24,083,626	91.5%	93.3%

Southwest/West
Texas	477,254	(483,775)	(406)	6,927	6,521	—	0.0%	74.9%
Colorado	1,474,174	—	(58,390)	71,908	13,518	1,487,692	95.0%	94.2%
San Francisco	421,339	—	(66,220)	11,316	(54,904)	366,435	81.3%	93.4%

Total Southwest/West	2,372,767	(483,775)	(125,016)	90,151	(34,865)	1,854,127	88.3%	89.4%

Company Totals	26,418,842	(209,605)	(1,788,142)	1,516,658	(271,484)	25,937,753	91.2%	92.9%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2004	28,429,291
Total sq. ft. of properties added this period	937,324
Total sq. ft. of properties sold this period	(941,330)

Total sq. ft. as of December 31, 2004	28,425,285

(a)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)
Includes leases expiring December 31, 2004 aggregating 439,697 square feet for which no new leases were signed.

(d)
Excluded from percentage leased at December 31, 2004 and September 30, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 12.7 percent and 68.9 percent leased at December 31, 2004 and September 30, 2004, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Leasing Statistics
(For the three months ended December 31, 2004)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market					Sq. Ft. Renewed And Other Retained(a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent(b)	Leasing Costs Per Sq. Ft. Per Year(c)
Region/Market	Property Type	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases
Northeast
Northern NJ	Office Office/Flex	33 2	936,609 13,780	321,516 2,630	615,093 11,150	5.4 5.2	22.55 16.48	2.12 0.83
Central NJ	Office Office/Flex	17 2	79,113 10,238	47,348 6,638	31,765 3,600	5.4 2.3	24.93 20.91	5.18 0.81
Westchester Co., NY	Office Office/Flex Industrial/Warehouse	25 14 2	63,915 117,976 15,250	15,361 34,168 2,450	48,554 83,808 12,800	3.8 3.5 9.9	23.53 17.04 11.10	1.73 1.06 0.21
Sub. Philadelphia	Office Office/Flex	12 7	77,914 76,718	44,397 4,675	33,517 72,043	6.3 4.9	22.97 11.02	3.65 0.84
Fairfield, CT	Office	4	22,003	3,691	18,312	2.0	22.95	2.71
Washington, DC/MD	Office	1	4,491	—	4,491	1.3	33.58	0.84
Dutchess/Nassau/Rockland Co., NY	Office	3	8,500	—	8,500	1.5	18.39	1.08

Total Northeast		122	1,426,507	482,874	943,633	5.1	21.49	2.31

Southwest/West
Texas	Office	2	6,927	3,229	3,698	4.3	16.04	1.53
Colorado	Office	17	71,908	39,810	32,098	3.9	16.31	3.05
San Francisco	Office	33	11,316	3,753	7,563	2.5	25.72	1.66

Total Southwest/West		52	90,151	46,792	43,359	3.8	17.47	2.80

Company Totals		174	1,516,658	529,666	986,992	5.0	21.26	2.33

Detail by Property Type
	Office	147	1,282,696	479,105	803,591	5.2	22.43	2.59
	Office/Flex	25	218,712	48,111	170,601	4.0	15.07	0.94
	Industrial/Warehouse	2	15,250	2,450	12,800	9.9	11.10	0.21

Company Totals		174	1,516,658	529,666	986,992	5.0	21.26	2.33

Tenant Retention:	Leases Retained	63.1%
	Sq. Ft. Retained	55.2%

(a)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(b)
For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

(c)
Represents estimated workletter costs of $10,326,592 and commissions of $5,919,928 committed, but not necessarily expended, during the period for second generation space aggregating 1,458,567 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Leasing Statistics
(For the three months ended December 31, 2004)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

	LEASING ACTIVITY
State	Sq. Ft. Leased 9/30/04	Leased Sq. Ft. Acquired/ Sold	Expiring/ Adjustment Sq. Ft.(a)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/04	Pct. Leased 12/31/04	Pct. Leased 9/30/04
New York	72,000	—	—	15,825	15,825	87,825	37.9%	31.0%
Texas	188,151	—	(75,652)	54,030	(21,622)	166,529	55.9%	63.1%
California	219,210	—	—	27,310	27,310	246,520	80.7%	71.7%

Totals	479,361	—	(75,652)	97,165	21,513	500,874	59.9%	57.4%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2004	835,618
Total sq. ft. of properties added/sold this period	—

Total sq. ft. as of December 31, 2004	835,618

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained(b)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year(c)
New York	1	15,825	—	15,825	5.1	16.39	1.67
Texas	7	54,030	3,921	50,109	3.0	11.18	0.68
California	1	27,310	27,310	—	10.0	22.77	7.81

Totals	9	97,165	31,231	65,934	5.3	15.29	4.63

(a)
Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(b)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(c)
Represents estimated workletter costs of $1,698,402 and commissions of $677,655 committed, but not necessarily expended, during the period for second generation space aggregating 97,165 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Leasing Statistics
(For the year ended December 31, 2004)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

	LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 12/31/03	Leased Sq. Ft. Acquired(a)	Expiring/ Adjustment Sq. Ft.(b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/04(c)	Pct. Leased 12/31/04(d)	Pct. Leased 12/31/03
Northeast
Northern NJ	10,077,784	537,617	(2,072,110)	2,303,254	231,144	10,846,545	92.5%	91.3%
Central NJ	2,777,279	1,070,397	(928,718)	517,406	(411,312)	3,436,364	82.8%	92.2%
Westchester Co., NY	4,617,800	—	(752,765)	800,219	47,454	4,665,254	95.9%	94.9%
Sub. Philadelphia	3,113,865	138,646	(536,964)	656,262	119,298	3,371,809	91.2%	89.0%
Fairfield, CT	781,306	—	(102,675)	75,015	(27,660)	753,646	88.5%	91.7%
Washington, DC/MD	444,273	—	(24,649)	5,817	(18,832)	425,441	94.4%	98.6%
Dutchess/Nassau/Rockland Co., NY	570,868	—	(79,712)	93,411	13,699	584,567	98.8%	96.5%

Total Northeast	22,383,175	1,746,660	(4,497,593)	4,451,384	(46,209)	24,083,626	91.5%	92.1%

Southwest/West
Texas	511,567	(483,775)	(133,141)	105,349	(27,792)	—	0.0%	80.3%
Colorado	1,336,157	—	(166,208)	317,743	151,535	1,487,692	95.0%	85.4%
San Francisco	440,061	—	(165,281)	91,655	(73,626)	366,435	81.3%	97.6%

Total Southwest/West	2,287,785	(483,775)	(464,630)	514,747	50,117	1,854,127	88.3%	86.2%

Company Totals	24,670,960	1,262,885	(4,962,223)	4,966,131	3,908	25,937,753	91.2%	91.5%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2003	26,956,801
Total sq. ft. of properties added this period	2,409,814
Total sq. ft. of properties sold this period	(941,330)

Total sq. ft. as of December 31, 2004	28,425,285

(a)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)
Includes leases expiring December 31, 2004 aggregating 439,697 square feet for which no new leases were signed.

(d)
Excluded from percentage leased at December 31, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 12.7 percent leased at December 31, 2004.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Leasing Statistics
(For the year ended December 31, 2004)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market					Sq. Ft. Renewed And Other Retained(a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent(b)	Leasing Costs Per Sq. Ft. Per Year(c)
Region/Market	Property Type	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases
Northeast
Northern NJ	Office Office/Flex	138 8	2,253,229 50,025	725,713 8,891	1,527,516 41,134	6.6 4.9	22.25 17.18	1.74 1.75
Central NJ	Office Office/Flex	63 10	407,152 110,254	161,608 51,274	245,544 58,980	5.8 4.1	23.75 16.97	3.77 3.13
Westchester Co., NY	Office Office/Flex Industrial/Warehouse Retail	94 61 6 1	369,326 379,151 42,442 9,300	116,023 127,045 21,638 —	253,303 252,106 20,804 9,300	5.4 3.5 7.5 5.0	24.17 15.51 12.92 34.79	3.41 1.69 0.51 1.25
Sub. Philadelphia	Office Office/Flex	52 32	337,133 319,129	150,445 65,661	186,688 253,468	6.4 3.9	22.61 9.72	2.65 1.17
Fairfield, CT	Office Office/Flex	15 1	72,240 2,775	18,546 —	53,694 2,775	5.4 5.0	22.54 18.30	3.94 1.20
Washington, DC/MD	Office	2	5,817	—	5,817	3.0	35.82	2.45
Dutchess/Nassau/Rockland Co., NY	Office	15	93,411	20,845	72,566	6.5	22.90	1.62

Total Northeast		498	4,451,384	1,467,689	2,983,695	5.8	20.89	2.30

Southwest/West
Texas	Office	21	105,349	85,912	19,437	7.5	16.61	3.57
Colorado	Office	58	317,743	202,373	115,370	4.3	14.37	3.55
San Francisco	Office	120	91,655	20,730	70,925	4.0	24.45	3.21

Total Southwest/West		199	514,747	309,015	205,732	4.9	16.62	3.52

Company Totals		697	4,966,131	1,776,704	3,189,427	5.7	20.44	2.41

Detail by Property Type
	Office	578	4,053,055	1,502,195	2,550,860	6.1	21.93	2.55
	Office/Flex	112	861,334	252,871	608,463	3.8	13.66	1.69
	Industrial/Warehouse	6	42,442	21,638	20,804	7.5	12.92	0.51
	Retail	1	9,300	—	9,300	5.0	34.79	1.25

Company Totals		697	4,966,131	1,776,704	3,189,427	5.7	20.44	2.41

Tenant Retention:	Leases Retained	60.9%
	Sq. Ft. Retained	64.3%

(a)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(b)
For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

(c)
Represents estimated workletter costs of $43,931,349 and commissions of $18,741,408 committed, but not necessarily expended, during the period for second generation space aggregating 4,710,687 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Leasing Statistics
(For the year ended December 31, 2004)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

	LEASING ACTIVITY
State	Sq. Ft. Leased 12/31/03	Leased Sq. Ft. Acquired/ Sold(a)	Expiring/ Adjustment Sq. Ft.(b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/04	Pct. Leased 12/31/04	Pct. Leased 12/31/03
New York	17,000	—	(45,000)	115,825	70,825	87,825	37.9%	7.3%
Texas	183,741	—	(84,598)	67,386	(17,212)	166,529	55.9%	61.7%
California	681,568	(445,882)	(133,267)	144,101	10,834	246,520	80.7%	88.4%

Totals	882,309	(445,882)	(262,865)	327,312	64,447	500,874	59.9%	67.8%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2003	1,300,742
Total sq. ft. of properties sold this period	(465,124)

Total sq. ft. as of December 31, 2004	835,618

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained(c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent ($)	Leasing Costs Per Sq. Ft. Per Year(d)
New York	3	115,825	100,000	15,825	3.7	12.83	2.15
Texas	12	67,386	6,698	60,688	3.4	11.87	1.45
California	5	144,101	28,211	115,890	8.8	22.78	3.89

Totals	20	327,312	134,909	192,403	5.9	17.01	3.23

(a)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)
Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(d)
Represents estimated workletter costs of $3,953,570 and commissions of $2,236,502 committed, but not necessarily expended, during the period for second generation space aggregating 326,411 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Market Diversification

        The following table lists the Company's markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($)(a)(b)(c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	103,346,864	19.4	5,674,820	20.1
New York, NY (Westchester-Rockland Counties)	91,488,075	17.3	5,044,088	17.7
Bergen-Passaic, NJ	90,390,235	17.1	4,530,091	15.9
Jersey City, NJ	72,062,288	13.6	3,071,695	10.8
Philadelphia, PA-NJ	54,529,715	10.3	3,617,994	12.7
Trenton, NJ (Mercer County)	17,113,896	3.2	767,365	2.7
Monmouth-Ocean, NJ	16,070,018	3.0	1,034,895	3.6
Denver, CO	15,652,882	3.0	1,084,945	3.8
Middlesex-Somerset-Hunterdon, NJ	14,639,134	2.8	791,051	2.8
Stamford-Norwalk, CT	13,053,583	2.5	706,510	2.5
Washington, DC-MD-VA-WV	12,860,033	2.4	450,549	1.6
San Francisco, CA	9,911,579	1.9	450,891	1.6
Nassau-Suffolk, NY	6,974,804	1.3	292,849	1.0
Bridgeport, CT	2,599,574	0.5	145,487	0.5
Dutchess County, NY	2,404,224	0.5	118,727	0.4
Colorado Springs, CO	2,271,315	0.4	209,987	0.7
Boulder-Longmont, CO	2,076,183	0.4	270,421	1.0
Atlantic-Cape May, NJ	1,893,626	0.4	80,344	0.3
Dallas, TX	0	0.0	82,576	0.3

Totals	529,338,028	100.0	28,425,285	100.0

(a)
Annualized base rental revenue is based on actual December 2004 billings times 12. For leases whose rent commences after January 1, 2005, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases expiring December 31, 2004 aggregating 429,725 square feet and representing annualized rent of $4,983,291 for which no new leases were signed.

(c)
Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Industry Diversification

        The following table lists the Company's 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification(a)	Annualized Base Rental Revenue ($)(b)(c)(d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased(c)(d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	80,019,078	15.0	2,872,688	11.3
Manufacturing	52,257,077	9.9	2,664,069	10.4
Insurance Carriers & Related Activities	35,101,193	6.6	1,645,240	6.4
Telecommunications	32,569,286	6.2	1,711,784	6.7
Computer System Design Svcs.	30,124,419	5.7	1,504,148	5.9
Legal Services	27,059,289	5.1	1,016,968	4.0
Credit Intermediation & Related Activities	24,572,689	4.6	1,301,848	5.1
Health Care & Social Assistance	22,694,148	4.3	1,143,000	4.5
Scientific Research/Development	22,506,481	4.3	1,146,326	4.5
Wholesale Trade	20,783,783	3.9	1,368,135	5.4
Accounting/Tax Prep.	16,417,297	3.1	693,713	2.7
Retail Trade	15,744,862	3.0	962,541	3.8
Other Professional	15,259,311	2.9	732,189	2.9
Publishing Industries	13,195,819	2.5	534,245	2.1
Architectural/Engineering	11,040,673	2.1	494,096	1.9
Information Services	10,848,901	2.0	493,648	1.9
Other Services (except Public Administration)	10,732,628	2.0	678,540	2.7
Arts, Entertainment & Recreation	10,148,217	1.9	626,054	2.5
Advertising/Related Services	10,101,476	1.9	430,672	1.7
Real Estate & Rental & Leasing	8,175,916	1.5	470,440	1.8
Utilities	6,766,423	1.3	336,018	1.3
Transportation	6,181,566	1.2	341,965	1.3
Construction	5,831,860	1.1	310,173	1.2
Data Processing Services	5,279,238	1.0	238,363	0.9
Educational Services	4,739,515	0.9	256,296	1.0
Public Administration	4,542,186	0.9	210,262	0.8
Management of Companies & Finance	4,165,464	0.8	181,237	0.7
Specialized Design Services	3,701,563	0.7	239,348	0.9
Management/Scientific	2,992,442	0.6	140,712	0.6
Admin & Support, Waste Mgt. & Remediation Svcs.	2,986,046	0.6	206,487	0.8
Other	12,799,182	2.4	593,883	2.3

Totals	529,338,028	100.0	25,545,088	100.0

(a)
The Company's tenants are classified according to the U.S. Government's North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.

(b)
Annualized base rental revenue is based on actual December 2004 billings times 12. For leases whose rent commences after January 1, 2005, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(d)
Includes leases expiring December 31, 2004 aggregating 429,725 square feet and representing annualized rent of $4,983,291 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Consolidated Portfolio Analysis(a)
(as of December 31, 2004)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	89	33.2%	50	18.7%	—	—	—	—	—	—	139	51.9%
New York	24	9.0%	41	15.3%	6	2.2%	2	0.7%	2	0.7%	75	27.9%
Pennsylvania	18	6.7%	—	—	—	—	—	—	—	—	18	6.7%
Connecticut	4	1.5%	5	1.9%	—	—	—	—	—	—	9	3.4%
Wash., D.C./ Maryland	3	1.1%	—	—	—	—	—	—	—	—	3	1.1%

Sub-total Northeast:	138	51.5%	96	35.9%	6	2.2%	2	0.7%	2	0.7%	244	91.0%

Texas	1	0.4%	—	—	—	—	—	—	—	—	1	0.4%
California	2	0.7%	—	—	—	—	—	—	—	—	2	0.7%
Colorado	20	7.5%	—	—	—	—	—	—	—	—	20	7.5%
Nebraska	1	0.4%	—	—	—	—	—	—	—	—	1	0.4%

TOTALS By Type:	162	60.5%	96	35.9%	6	2.2%	2	0.7%	2	0.7%	268	100.0%

(a)
Excludes five properties, aggregating approximately 836,000 square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Consolidated Portfolio Analysis(a)
(as of December 31, 2004)

Breakdown by Square Footage

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	15,264,986	53.2%	2,277,531	7.9%	—	—	—	—	17,542,517	61.1%
New York	2,702,152	9.4%	2,348,812	8.2%	387,400	1.3%	17,300	0.1%	5,455,664	19.0%
Pennsylvania	2,025,738	7.0%	—	—	—	—	—	—	2,025,738	7.0%
Connecticut	578,997	2.0%	273,000	0.9%	—	—	—	—	851,997	2.9%
Wash., D.C./ Maryland	450,549	1.6%	—	—	—	—	—	—	450,549	1.6%

Sub-total Northeast	21,022,422	73.2%	4,899,343	17.0%	387,400	1.3%	17,300	0.1%	26,326,465	91.6%

Texas	82,576	0.3%	—	—	—	—	—	—	82,576	0.3%
California	450,891	1.6%	—	—	—	—	—	—	450,891	1.6%
Colorado	1,565,353	5.4%	—	—	—	—	—	—	1,565,353	5.4%
Nebraska	318,224	1.1%	—	—	—	—	—	—	318,224	1.1%

TOTALS By Type:	23,439,466	81.6%	4,899,343	17.0%	387,400	1.3%	17,300	0.1%	28,743,509	100.0%

(a)
Excludes five properties, aggregating approximately 836,000 square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Consolidated Portfolio Analysis(a)
(Year ended December 31, 2004)

Breakdown by Base Rental Revenue(b)(c)
(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	289,109	56.5%	19,011	3.7%	—	—	—	—	—	—	308,120	60.2%
New York	59,727	11.6%	34,379	6.7%	4,145	0.8%	222	0.1%	257	0.1%	98,730	19.3%
Pennsylvania	39,368	7.7%	—	—	—	—	—	—	—	—	39,368	7.7%
Connecticut	12,393	2.4%	3,894	0.8%	—	—	—	—	—	—	16,287	3.2%
Wash., D.C./ Maryland	14,779	2.9%	—	—	—	—	—	—	—	—	14,779	2.9%

Sub-total Northeast:	415,376	81.1%	57,284	11.2%	4,145	0.8%	222	0.1%	257	0.1%	477,284	93.3%

Texas	—	—	—	—	—	—	—	—	—	—	—	—
California	13,935	2.7%	—	—	—	—	—	—	—	—	13,935	2.7%
Colorado	19,104	3.7%	—	—	—	—	—	—	—	—	19,104	3.7%
Nebraska	1,460	0.3%	—	—	—	—	—	—	—	—	1,460	0.3%

TOTALS By Type:	449,875	87.8%	57,284	11.2%	4,145	0.8%	222	0.1%	257	0.1%	511,783	100.0%

(a)
Excludes five properties, aggregating approximately 836,000 square feet, which are not consolidated by the Company.

(b)
Total base rent for the 12 months ended December 31, 2004, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants' proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

(c)
Includes $3,002 pertaining to properties identified as held for sale.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Consolidated Portfolio Analysis(a)(b)
(as of December 31, 2004)

Breakdown by Percentage Leased

PROPERTY TYPE:

STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	90.0%	93.3%	—	—	90.4%
New York	96.0%	95.9%	99.4%	100.0%	96.2%
Pennsylvania	88.5%	—	—	—	88.5%
Connecticut	83.0%	100.0%	—	—	88.5%
Washington, D.C./ Maryland	94.4%	—	—	—	94.4%

Sub-total Northeast	90.5%	94.9%	99.4%	100.0%	91.5%

Texas	—	—	—	—	—
California	81.3%	—	—	—	81.3%
Colorado	95.0%	—	—	—	95.0%

WEIGHTED AVG. By Type:	90.3%	94.9%	99.4%	100.0%	91.2%

(a)
Excludes five properties, aggregating approximately 836,000 square feet, which are not consolidated by the Company, and parcels of land leased to others.

(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future, as well as leases expiring December 31, 2004 aggregating 429,725 square feet for which no new leases were signed. Excluded from percentage leased at December 31, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 12.7 percent leased at December 31, 2004.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	2004 Effective Rent ($000's) (c)(d)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(e)	2004 Average Effective Rent Per Sq. Ft. ($)(c)(f)
ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive	1987	40,422	100.0	951	857	0.19	23.53	21.20
200 Decadon Drive	1991	39,922	100.0	923	863	0.18	23.12	21.62
BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	3,418	2,908	0.67	23.90	20.34
Fort Lee
One Bridge Plaza	1981	200,000	93.6	4,624	4,210	0.90	24.70	22.49
2115 Linwood Avenue	1981	68,000	85.7	1,204	842	0.24	20.66	14.45
Little Ferry
200 Riser Road	1974	286,628	88.6	1,616	1,544	0.32	6.36	6.08
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	796	729	0.16	16.69	15.28
135 Chestnut Ridge Road	1981	66,150	99.7	1,558	1,259	0.30	23.62	19.09
Paramus
15 East Midland Avenue	1988	259,823	100.0	6,715	6,715	1.31	25.84	25.84
461 From Road	1988	253,554	99.7	6,065	6,043	1.19	23.99	23.90
650 From Road	1978	348,510	98.9	8,142	7,349	1.59	23.62	21.32
140 East Ridgewood Avenue	1981	239,680	100.0	4,729	4,314	0.92	19.73	18.00
61 South Paramus Avenue	1985	269,191	97.8	6,585	5,934	1.29	25.01	22.54
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,397	1,317	0.27	26.97	25.43
365 West Passaic Street	1976	212,578	90.5	4,078	3,580	0.80	21.20	18.61
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	7,465	1.46	15.72	15.72
10 Mountainview Road	1986	192,000	97.5	3,759	3,634	0.73	20.08	19.41
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,951	1,457	0.38	21.87	16.33
470 Chestnut Ridge Road	1987	52,500	100.0	1,192	1,192	0.23	22.70	22.70
530 Chestnut Ridge Road	1986	57,204	100.0	1,166	1,166	0.23	20.38	20.38
50 Tice Boulevard	1984	235,000	100.0	5,894	5,211	1.15	25.08	22.17
300 Tice Boulevard	1991	230,000	100.0	6,170	5,443	1.21	26.83	23.67
BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	100.0	1,432	1,099	0.28	19.35	14.85
228 Strawbridge Drive	1984	74,000	100.0	1,043	896	0.20	14.09	12.11
232 Strawbridge Drive(g)	1986	74,258	69.9	196	196	0.04	19.19	19.19
ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	95.6	6,840	5,932	1.34	28.91	25.07
Roseland
101 Eisenhower Parkway	1980	237,000	91.4	5,304	4,884	1.04	24.49	22.55
103 Eisenhower Parkway	1985	151,545	80.3	3,207	2,786	0.63	26.35	22.89
105 Eisenhower Parkway	2001	220,000	83.4	3,450	2,644	0.67	18.80	14.41
HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	99.0	5,159	4,812	1.01	13.03	12.15
Harborside Financial Center Plaza 2	1990	761,200	100.0	18,759	17,711	3.66	24.64	23.27

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Property Listing

Office Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	2004 Effective Rent ($000's) (c)(d)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(e)	2004 Average Effective Rent Per Sq. Ft. ($)(c)(f)
Harborside Financial Center Plaza 3	1990	725,600	100.0	17,879	16,881	3.49	24.64	23.26
Harborside Financial Center Plaza 4-A	2000	207,670	97.5	6,875	6,085	1.34	33.95	30.05
Harborside Financial Center Plaza 5	2002	977,225	79.0	24,888	21,671	4.86	32.24	28.07
MERCER COUNTY, NEW JERSEY
Hamilton Township
600 Horizon Drive	2002	95,000	100.0	1,373	1,373	0.27	14.45	14.45
Princeton
103 Carnegie Center	1984	96,000	100.0	2,003	1,885	0.39	20.86	19.64
100 Overlook Center	1988	149,600	100.0	3,980	3,586	0.78	26.60	23.97
5 Vaughn Drive	1987	98,500	100.0	2,522	2,275	0.49	25.60	23.10
MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	373	368	0.07	9.33	9.20
Piscataway
30 Knightsbridge Road, Bldg. 3(g)	1977	160,000	100.0	1,021	1,021	0.20	10.91	10.91
30 Knightsbridge Road, Bldg. 4(g)	1977	115,000	100.0	734	734	0.14	10.92	10.92
30 Knightsbridge Road, Bldg. 5(g)	1977	332,607	0.0	2,124	2,124	0.42	—	—
30 Knightsbridge Road, Bldg. 6(g)	1977	72,743	0.0	464	464	0.09	—	—
Plainsboro
500 College Road East	1984	158,235	100.0	3,727	3,654	0.73	23.55	23.09
South Brunswick
3 Independence Way	1983	111,300	16.7	405	381	0.08	21.79	20.50
Woodbridge
581 Main Street	1991	200,000	100.0	4,989	4,733	0.97	24.95	23.67
MONMOUTH COUNTY, NEW JERSEY
Middletown
One River Center Bldg. 1(g)	1983	142,594	61.4	134	81	0.03	14.36	8.68
One River Center Bldg. 2(g)	1983	120,360	100.0	284	261	0.06	22.14	20.35
One River Center Bldg. 3(g)	1984	194,518	94.7	411	380	0.08	20.94	19.36
Neptune
3600 Route 66	1989	180,000	100.0	2,700	2,471	0.53	15.00	13.73
Wall Township
1305 Campus Parkway	1988	23,350	85.9	387	361	0.08	19.29	18.00
1350 Campus Parkway	1990	79,747	99.9	1,576	1,423	0.31	19.78	17.86
MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	100.0	4,076	3,732	0.80	24.24	22.20
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,594	1,433	0.31	21.25	19.11
201 Littleton Road	1979	88,369	88.6	1,782	1,594	0.35	22.76	20.36
Morris Township
412 Mt. Kemble Avenue(g)	1986	475,100	100.0	4,176	4,176	0.82	15.03	15.03
Parsippany
4 Campus Drive	1983	147,475	95.8	3,498	3,385	0.68	24.76	23.96
6 Campus Drive	1983	148,291	69.4	1,761	1,543	0.34	17.11	14.99
7 Campus Drive	1982	154,395	100.0	2,037	1,924	0.40	13.19	12.46
8 Campus Drive	1987	215,265	100.0	5,812	5,370	1.13	27.00	24.95

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Property Listing

Office Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	2004 Effective Rent ($000's) (c)(d)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(e)	2004 Average Effective Rent Per Sq. Ft. ($)(c)(f)
9 Campus Drive	1983	156,495	89.6	3,565	3,065	0.70	25.42	21.86
4 Century Drive(g)	1981	100,036	48.6	32	32	0.01	20.08	20.08
5 Century Drive(g)	1981	79,739	97.3	53	53	0.01	20.83	20.83
6 Century Drive(g)	1981	100,036	6.3	4	4	—	19.36	19.36
2 Dryden Way	1990	6,216	100.0	93	93	0.02	14.96	14.96
4 Gatehall Drive	1988	248,480	77.6	5,086	4,853	0.99	26.38	25.17
2 Hilton Court	1991	181,592	100.0	4,613	4,331	0.90	25.40	23.85
1633 Littleton Road	1978	57,722	100.0	1,131	1,131	0.22	19.59	19.59
600 Parsippany Road	1978	96,000	50.0	1,021	869	0.20	21.27	18.10
1 Sylvan Way	1989	150,557	100.0	3,498	3,070	0.68	23.23	20.39
5 Sylvan Way	1989	151,383	100.0	4,000	3,630	0.78	26.42	23.98
7 Sylvan Way	1987	145,983	100.0	2,928	2,510	0.57	20.06	17.19
5 Wood Hollow Road(g)	1979	317,040	100.0	3,281	3,281	0.64	14.46	14.46
PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	98.0	1,523	1,326	0.30	20.72	18.04
Totowa
999 Riverview Drive	1988	56,066	75.5	870	803	0.17	20.55	18.97
Wayne
201 Willowbrook Boulevard	1970	178,329	56.2	1,810	1,524	0.35	18.06	15.21
SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	60.7	124	115	0.02	4.17	3.87
233 Mt. Airy Road	1987	66,000	100.0	1,315	1,103	0.26	19.92	16.71
Bernards
106 Allen Road	2000	132,010	79.4	2,416	1,890	0.47	23.05	18.03
Bridgewater
721 Route 202/206	1989	192,741	97.5	4,571	4,325	0.89	24.32	23.01
UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	93.7	4,285	3,760	0.84	25.05	21.98
Cranford
6 Commerce Drive	1973	56,000	100.0	1,228	1,131	0.24	21.93	20.20
11 Commerce Drive(c)	1981	90,000	100.0	1,235	1,102	0.24	13.72	12.24
12 Commerce Drive	1967	72,260	95.4	913	741	0.18	13.24	10.75
14 Commerce Drive	1971	67,189	100.0	1,383	1,381	0.27	20.58	20.55
20 Commerce Drive	1990	176,600	78.1	3,676	3,321	0.72	26.65	24.08
25 Commerce Drive	1971	67,749	100.0	1,411	1,352	0.28	20.83	19.96
65 Jackson Drive	1984	82,778	100.0	1,840	1,639	0.36	22.23	19.80
New Providence
890 Mountain Avenue	1977	80,000	89.6	1,831	1,722	0.36	25.54	24.02

Total New Jersey Office		15,264,986	90.0	289,109	264,518	56.50	22.34	20.48

DUTCHESS COUNTY, NEW YORK
Fishkill
300 Westage Business Center Drive	1987	118,727	94.1	2,179	1,944	0.43	19.50	17.40

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Property Listing

Office Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	2004 Effective Rent ($000's) (c)(d)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(e)	2004 Average Effective Rent Per Sq. Ft. ($)(c)(f)
NASSAU COUNTY, NEW YORK
North Hempstead
600 Community Drive	1983	237,274	100.0	5,476	5,476	1.06	23.08	23.08
111 East Shore Road	1980	55,575	100.0	1,649	1,635	0.32	29.67	29.42
ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	100.0	4,102	3,601	0.80	22.79	20.01
WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road(c)	1975	60,000	99.5	1,109	1,022	0.22	18.58	17.12
101 Executive Boulevard	1971	50,000	56.0	744	677	0.15	26.57	24.18
555 Taxter Road	1986	170,554	93.9	2,515	2,335	0.49	15.70	14.58
565 Taxter Road	1988	170,554	87.7	3,644	3,469	0.71	24.36	23.19
570 Taxter Road	1972	75,000	97.5	1,745	1,547	0.34	23.86	21.16
Hawthorne
1 Skyline Drive	1980	20,400	99.0	392	369	0.08	19.41	18.27
2 Skyline Drive	1987	30,000	87.9	413	355	0.08	15.66	13.46
3 Skyline Drive(h)	1981	75,668	100.0	1,542	1,542	0.30	20.38	20.38
7 Skyline Drive	1987	109,000	96.6	2,194	2,035	0.43	20.84	19.33
17 Skyline Drive	1989	85,000	100.0	1,360	1,335	0.27	16.00	15.71
19 Skyline Drive	1982	248,400	100.0	4,471	4,174	0.87	18.00	16.80
Tarrytown
200 White Plains Road	1982	89,000	83.1	1,793	1,645	0.35	24.24	22.24
220 White Plains Road	1984	89,000	89.0	1,953	1,735	0.38	24.66	21.90
White Plains
1 Barker Avenue	1975	68,000	99.0	1,696	1,578	0.33	25.19	23.44
3 Barker Avenue	1983	65,300	100.0	1,677	1,487	0.33	25.68	22.77
50 Main Street	1985	309,000	99.5	9,053	8,366	1.77	29.44	27.21
11 Martine Avenue	1987	180,000	94.0	4,561	4,035	0.89	26.96	23.85
1 Water Street	1979	45,700	100.0	1,090	969	0.21	23.85	21.20
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,893	2,663	0.57	25.83	23.78
3 Executive Plaza	1987	58,000	100.0	1,476	1,287	0.29	25.45	22.19

Total New York Office		2,702,152	96.0	59,727	55,281	11.67	23.02	21.31

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	93.0	1,596	1,547	0.31	28.27	27.41
1055 Westlakes Drive	1990	118,487	90.1	2,253	1,849	0.44	21.10	17.32
1205 Westlakes Drive	1988	130,265	93.3	3,158	2,969	0.62	25.98	24.43
1235 Westlakes Drive	1986	134,902	80.6	2,224	2,051	0.43	20.45	18.86
DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	2,352	0.50	26.85	24.76
200 Stevens Drive	1987	208,000	100.0	5,598	5,251	1.08	26.91	25.25
300 Stevens Drive	1992	68,000	63.1	1,019	860	0.20	23.75	20.04

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Property Listing

Office Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	2004 Effective Rent ($000's) (c)(d)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(e)	2004 Average Effective Rent Per Sq. Ft. ($)(c)(f)
Media
1400 Providence Road—Center I	1986	100,000	87.2	2,195	2,004	0.43	25.17	22.98
1400 Providence Road—Center II	1990	160,000	96.4	3,297	2,973	0.64	21.38	19.28
MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road(g)	1981	125,783	69.0	12	12	0.01	25.30	25.30
Blue Bell
4 Sentry Parkway	1982	63,930	94.1	1,374	1,374	0.27	22.84	22.84
16 Sentry Parkway	1988	93,093	100.0	2,205	2,161	0.43	23.69	23.21
18 Sentry Parkway	1988	95,010	95.4	1,662	1,648	0.32	18.34	18.18
King of Prussia
2200 Renaissance Boulevard	1985	174,124	93.3	3,661	3,489	0.72	22.54	21.48
Lower Providence
1000 Madison Avenue	1990	100,700	32.2	662	563	0.13	20.42	17.36
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	92.9	3,126	2,760	0.61	20.06	17.71
Five Sentry Parkway East	1984	91,600	100.0	1,952	1,897	0.38	21.31	20.71
Five Sentry Parkway West	1984	38,400	100.0	823	804	0.16	21.43	20.94

Total Pennsylvania Office		2,025,738	88.5	39,368	36,564	7.68	23.18	21.62

FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue	1973	121,250	99.1	3,384	3,155	0.66	28.16	26.26
Norwalk
40 Richards Avenue	1985	145,487	74.8	2,639	2,387	0.52	24.25	21.93
Shelton
1000 Bridgeport Avenue	1986	133,000	79.9	1,833	1,598	0.36	17.25	15.04
Stamford
1266 East Main Street	1984	179,260	81.1	4,537	4,439	0.89	31.21	30.53

Total Connecticut Office		578,997	83.0	12,393	11,579	2.43	25.78	24.09

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	96.7	5,759	5,445	1.13	35.13	33.21
1400 L Street, NW	1987	159,000	89.2	6,063	5,791	1.17	42.75	40.83

Total District of Columbia Office		328,549	93.0	11,822	11,236	2.30	38.70	36.78

PRINCE GEORGE'S COUNTY, MARYLAND
Lanham
4200 Parliament Place	1989	122,000	98.2	2,957	2,745	0.58	24.68	22.91

Total Maryland Office		122,000	98.2	2,957	2,745	0.58	24.68	22.91

DALLAS COUNTY, TEXAS
Richardson
1122 Alma Road(h)	1977	82,576	—	—	—	—	—	—

Total Texas Office		82,576	—	—	—	—	—	—

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Property Listing

Office Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	2004 Effective Rent ($000's) (c)(d)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(e)	2004 Average Effective Rent Per Sq. Ft. ($)(c)(f)
ARAPAHOE COUNTY, COLORADO
Denver
400 South Colorado Boulevard	1983	125,415	91.3	1,705	1,429	0.33	14.89	12.48
Englewood
9359 East Nichols Avenue	1997	72,610	100.0	657	657	0.13	9.05	9.05
5350 South Roslyn Street	1982	63,754	98.3	969	821	0.19	15.46	13.10
BOULDER COUNTY, COLORADO
Broomfield
105 South Technology Court	1997	37,574	67.0	189	74	0.04	7.51	2.94
303 South Technology Court-A	1997	34,454	100.0	270	193	0.05	7.84	5.60
303 South Technology Court-B	1997	40,416	100.0	316	225	0.06	7.82	5.57
Louisville
248 Centennial Parkway	1996	39,266	100.0	293	166	0.06	7.46	4.23
1172 Century Drive	1996	49,566	68.3	371	211	0.07	10.96	6.23
285 Century Place	1997	69,145	100.0	760	710	0.15	10.99	10.27
DENVER COUNTY, COLORADO
Denver
3600 South Yosemite	1974	133,743	100.0	1,452	1,452	0.28	10.86	10.86
8181 East Tufts Avenue	2001	185,254	98.6	4,073	3,461	0.80	22.30	18.95
DOUGLAS COUNTY, COLORADO
Centennial
5975 South Quebec Street(c)	1996	102,877	93.6	1,293	921	0.25	13.43	9.56
Englewood
67 Inverness Drive East	1996	54,280	100.0	310	202	0.06	5.71	3.72
384 Inverness Parkway	1985	51,523	92.0	659	585	0.13	13.90	12.34
400 Inverness Parkway	1997	111,608	96.6	1,672	1,421	0.33	15.51	13.18
9777 Mount Pyramid Court	1995	120,281	93.1	1,023	844	0.20	9.14	7.54
EL PASO COUNTY, COLORADO
Colorado Springs
8415 Explorer	1998	47,368	94.1	527	499	0.10	11.82	11.20
1975 Research Parkway	1997	115,250	94.3	968	725	0.19	8.91	6.67
2375 Telstar Drive	1998	47,369	100.0	528	499	0.10	11.15	10.53
JEFFERSON COUNTY, COLORADO
Lakewood
141 Union Boulevard	1985	63,600	95.4	1,069	936	0.21	17.62	15.43

Total Colorado Office		1,565,353	95.0	19,104	16,031	3.73	12.84	10.78

SAN FRANCISCO COUNTY, CALIFORNIA
San Francisco
795 Folsom Street	1977	183,445	90.7	5,971	5,278	1.17	35.89	31.72
760 Market Street	1908	267,446	74.8	7,964	7,415	1.55	39.81	37.07

Total California Office		450,891	81.3	13,935	12,693	2.72	38.03	34.64

DOUGLAS COUNTY, NEBRASKA
Omaha
210 South 16th Street(g)(h)	1894	318,224	12.7	1,460	1,460	0.29	56.50	56.50

Total Nebraska Office		318,224	12.7	1,460	1,460	0.29	56.50	56.50

TOTAL OFFICE PROPERTIES		23,439,466	90.3	449,875	412,107	87.90	22.23	20.40

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Property Listing

Office/Flex Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	2004 Effective Rent ($000's) (c)(d)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(e)	2004 Average Effective Rent Per Sq. Ft. ($)(c)(f)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	100.0	439	374	0.09	6.81	5.80
5 Terri Lane	1992	74,555	88.3	550	351	0.11	8.35	5.33
Moorestown
2 Commerce Drive	1986	49,000	100.0	453	400	0.09	9.24	8.16
101 Commerce Drive	1988	64,700	100.0	264	239	0.05	4.08	3.69
102 Commerce Drive	1987	38,400	87.5	173	148	0.03	5.15	4.40
201 Commerce Drive	1986	38,400	100.0	217	159	0.04	5.65	4.14
202 Commerce Drive	1988	51,200	100.0	207	184	0.04	4.04	3.59
1 Executive Drive	1989	20,570	81.1	78	58	0.02	4.68	3.48
2 Executive Drive	1988	60,800	67.9	363	282	0.07	8.79	6.83
101 Executive Drive	1990	29,355	75.2	247	224	0.05	11.19	10.15
102 Executive Drive	1990	64,000	100.0	402	357	0.08	6.28	5.58
225 Executive Drive	1990	50,600	100.0	355	292	0.07	7.02	5.77
97 Foster Road	1982	43,200	100.0	202	158	0.04	4.68	3.66
1507 Lancer Drive	1995	32,700	100.0	139	126	0.03	4.25	3.85
1510 Lancer Drive	1998	88,000	100.0	326	326	0.06	3.70	3.70
1245 North Church Street	1998	52,810	100.0	395	391	0.08	7.48	7.40
1247 North Church Street	1998	52,790	91.0	421	413	0.08	8.76	8.60
1256 North Church Street	1984	63,495	100.0	382	312	0.07	6.02	4.91
840 North Lenola Road	1995	38,300	100.0	256	209	0.05	6.68	5.46
844 North Lenola Road	1995	28,670	74.9	133	88	0.03	6.19	4.10
915 North Lenola Road	1998	52,488	100.0	275	212	0.05	5.24	4.04
2 Twosome Drive	2000	48,600	100.0	391	391	0.08	8.05	8.05
30 Twosome Drive	1997	39,675	100.0	224	201	0.04	5.65	5.07
31 Twosome Drive	1998	84,200	100.0	467	467	0.09	5.55	5.55
40 Twosome Drive	1996	40,265	100.0	283	232	0.06	7.03	5.76
41 Twosome Drive	1998	43,050	66.6	245	230	0.05	8.55	8.02
50 Twosome Drive	1997	34,075	100.0	277	261	0.05	8.13	7.66
GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	148	0.03	6.85	6.85
MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Drive	1989	13,275	100.0	162	138	0.03	12.20	10.40
200 Horizon Drive	1991	45,770	100.0	578	529	0.11	12.63	11.56
300 Horizon Drive	1989	69,780	100.0	1,135	995	0.22	16.27	14.26
500 Horizon Drive	1990	41,205	100.0	608	570	0.12	14.76	13.83
MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	452	229	0.09	12.91	6.54
1340 Campus Parkway	1992	72,502	100.0	898	762	0.17	12.39	10.51
1345 Campus Parkway	1995	76,300	79.8	745	566	0.15	12.24	9.30
1433 Highway 34	1985	69,020	75.7	619	502	0.12	11.85	9.61
1320 Wyckoff Avenue	1986	20,336	100.0	183	173	0.04	9.00	8.51
1324 Wyckoff Avenue	1987	21,168	100.0	213	182	0.04	10.06	8.60

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Property Listing

Office/Flex Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	2004 Effective Rent ($000's) (c)(d)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(e)	2004 Average Effective Rent Per Sq. Ft. ($)(c)(f)
PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	527	406	0.10	13.53	10.42
2 Center Court	1998	30,600	85.3	305	231	0.06	11.69	8.85
11 Commerce Way	1989	47,025	100.0	546	473	0.11	11.61	10.06
20 Commerce Way	1992	42,540	100.0	520	497	0.10	12.22	11.68
29 Commerce Way	1990	48,930	79.6	593	451	0.12	15.23	11.58
40 Commerce Way	1987	50,576	100.0	688	644	0.13	13.60	12.73
45 Commerce Way	1992	51,207	47.7	305	280	0.06	12.49	11.46
60 Commerce Way	1988	50,333	100.0	568	499	0.11	11.28	9.91
80 Commerce Way	1996	22,500	88.7	304	264	0.06	15.23	13.23
100 Commerce Way	1996	24,600	100.0	332	289	0.06	13.50	11.75
120 Commerce Way	1994	9,024	100.0	105	100	0.02	11.64	11.08
140 Commerce Way	1994	26,881	78.7	313	300	0.06	14.80	14.18

Total New Jersey Office/Flex		2,277,531	93.3	19,011	16,313	3.71	8.95	7.68

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	436	408	0.09	13.71	12.83
75 Clearbrook Road	1990	32,720	100.0	816	816	0.16	24.94	24.94
125 Clearbrook Road	2002	33,000	100.0	712	592	0.14	21.58	17.94
150 Clearbrook Road	1975	74,900	77.5	841	786	0.16	14.49	13.54
175 Clearbrook Road	1973	98,900	100.0	1,523	1,400	0.29	15.40	14.16
200 Clearbrook Road	1974	94,000	99.8	1,237	1,139	0.24	13.19	12.14
250 Clearbrook Road	1973	155,000	94.5	1,356	1,248	0.26	9.26	8.52
50 Executive Boulevard	1969	45,200	85.6	373	358	0.07	9.64	9.25
77 Executive Boulevard	1977	13,000	100.0	220	208	0.04	16.92	16.00
85 Executive Boulevard	1968	31,000	86.2	429	415	0.08	16.05	15.53
300 Executive Boulevard	1970	60,000	100.0	581	550	0.11	9.68	9.17
350 Executive Boulevard	1970	15,400	98.8	296	272	0.06	19.45	17.88
399 Executive Boulevard	1962	80,000	100.0	1,024	997	0.20	12.80	12.46
400 Executive Boulevard	1970	42,200	100.0	719	633	0.14	17.04	15.00
500 Executive Boulevard	1970	41,600	100.0	686	629	0.13	16.49	15.12
525 Executive Boulevard	1972	61,700	83.6	813	724	0.16	15.76	14.04
1 Westchester Plaza	1967	25,000	100.0	324	307	0.06	12.96	12.28
2 Westchester Plaza	1968	25,000	100.0	454	447	0.09	18.16	17.88
3 Westchester Plaza	1969	93,500	100.0	1,406	1,319	0.27	15.04	14.11
4 Westchester Plaza	1969	44,700	99.8	595	575	0.12	13.34	12.89
5 Westchester Plaza	1969	20,000	100.0	272	234	0.05	13.60	11.70
6 Westchester Plaza	1968	20,000	100.0	336	308	0.07	16.80	15.40
7 Westchester Plaza	1972	46,200	100.0	766	755	0.15	16.58	16.34
8 Westchester Plaza	1971	67,200	100.0	976	884	0.19	14.52	13.15
Hawthorne
200 Saw Mill River Road	1965	51,100	79.2	688	639	0.13	17.00	15.79
4 Skyline Drive	1987	80,600	100.0	1,516	1,382	0.30	18.81	17.15
5 Skyline Drive	1980	124,022	100.0	1,592	1,591	0.31	12.84	12.83
6 Skyline Drive	1980	44,155	100.0	718	718	0.14	16.26	16.26
8 Skyline Drive	1985	50,000	98.7	761	501	0.15	15.42	10.15
10 Skyline Drive	1985	20,000	84.4	186	168	0.04	11.02	9.95

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Property Listing

Office/Flex Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	2004 Effective Rent ($000's) (c)(d)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(e)	2004 Average Effective Rent Per Sq. Ft. ($)(c)(f)
11 Skyline Drive	1989	45,000	100.0	806	759	0.16	17.91	16.87
12 Skyline Drive	1999	46,850	70.1	744	514	0.15	22.65	15.65
15 Skyline Drive	1989	55,000	100.0	1,190	1,039	0.23	21.64	18.89
Yonkers
100 Corporate Boulevard	1987	78,000	98.2	1,435	1,345	0.28	18.73	17.56
200 Corporate Boulevard South	1990	84,000	92.5	1,324	1,296	0.26	17.04	16.68
4 Executive Plaza	1986	80,000	89.8	1,215	1,072	0.24	16.91	14.92
6 Executive Plaza	1987	80,000	94.6	1,257	1,212	0.25	16.61	16.01
1 Odell Plaza	1980	106,000	99.9	1,458	1,369	0.28	13.77	12.93
3 Odell Plaza	1984	71,065	100.0	1,058	1,026	0.21	14.89	14.44
5 Odell Plaza	1983	38,400	99.6	644	598	0.13	16.84	15.64
7 Odell Plaza	1984	42,600	99.6	596	582	0.12	14.05	13.72

Total New York Office/Flex		2,348,812	95.9	34,379	31,815	6.71	15.26	14.12

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,152	984	0.23	13.09	11.18
500 West Avenue	1988	25,000	100.0	452	404	0.09	18.08	16.16
550 West Avenue	1990	54,000	100.0	884	879	0.17	16.37	16.28
600 West Avenue	1999	66,000	100.0	851	814	0.17	12.89	12.33
650 West Avenue	1998	40,000	100.0	555	424	0.11	13.88	10.60

Total Connecticut Office/Flex		273,000	100.0	3,894	3,505	0.77	14.26	12.84

TOTAL OFFICE/FLEX PROPERTIES		4,899,343	94.9	57,284	51,633	11.19	12.32	11.10

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Property Listing

Industrial/Warehouse, Retail and Land Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)		2004 Effective Rent ($000's) (c)(d)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(e)	2004 Average Effective Rent Per Sq. Ft. ($)(c)(f)
WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	78		76	0.02	11.82	11.52
2 Warehouse Lane	1957	10,900	100.0	108		87	0.02	9.91	7.98
3 Warehouse Lane	1957	77,200	100.0	324		293	0.06	4.20	3.80
4 Warehouse Lane	1957	195,500	100.0	2,141		1,951	0.42	10.95	9.98
5 Warehouse Lane	1957	75,100	97.1	981		885	0.19	13.45	12.14
6 Warehouse Lane	1982	22,100	100.0	513		509	0.10	23.21	23.03

Total Industrial/Warehouse Properties		387,400	99.4	4,145		3,801	0.81	10.76	9.87

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	195		191	0.04	20.97	20.54
Yonkers
2 Executive Boulevard	1986	8,000	100.0	27		27	0.01	3.38	3.38

Total Retail Properties		17,300	100.0	222		218	0.05	12.83	12.60

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	—	—	—	114		114	0.02	—	—
Yonkers
1 Enterprise Boulevard	—	—	—	143		143	0.03	—	—

Total Land Leases		—	—	257		257	0.05	—	—

TOTAL PROPERTIES		28,743,509	91.2	511,783	(i)	468,016	100.00	20.30	18.58

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring December 31, 2004 aggregating 439,697 square feet (representing 1.5 percent of the Company's total net rentable square footage) for which no new leases were signed. Excluded from percentage leased at December 31, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 12.7 percent leased at December 31, 2004.

(b)
Total base rent for 2004, determined in accordance with generally accepted accounting principles ("GAAP"). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant's proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)
Excludes space leased by the Company.

(d)
Total base rent for 2004 minus total 2004 amortization of tenant improvements, leasing commissions and other concessions and costs, determined in accordance with GAAP.

(e)
Base rent for 2004 divided by net rentable square feet leased at December 31, 2004. For those properties acquired during the 12 months ended December 31, 2004, amounts are annualized, as per Note g.

(f)
Effective rent for 2004 divided by net rentable square feet leased at December 31, 2004. For those properties acquired during 2004, amounts are annualized, as per Note g.

(g)
As this property was acquired by the Company during 2004, the amounts represented in 2004 base rent reflect only that portion of the year during which the Company owned the property. Accordingly, these amounts may not be indicative of the property's full year results. For comparison purposes, the amounts represented in 2004 average base rent per sq. ft. for this property have been calculated by taking 2004 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at December 31, 2004. These annualized per square foot amounts may not be indicative of the property's results had the Company owned such property for the entirety of 2004.

(h)
This property was identified as held for sale by the Company as of December 31, 2004 and is classified as held for sale in the 2004 financial statements.

(i)
Includes $3,002 pertaining to properties identified as held for sale, which are classified as discontinued operations in the 2004 financial statements.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Significant Tenants

        The following table sets forth a schedule of the Company's 50 largest tenants for the Consolidated Properties as of December 31, 2004, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($)(a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
AT&T Corp.	4	11,817,215	2.2	787,067	3.1	2014	(b)
AT&T Wireless Services	2	9,609,610	1.8	383,805	1.5	2007
Morgan Stanley D.W., Inc.	5	8,909,110	1.7	376,772	1.5	2013	(c)
Credit Suisse First Boston	1	8,863,783	1.7	271,953	1.1	2012	(d)
Prentice-Hall, Inc.	1	7,694,097	1.5	474,801	1.9	2014
Keystone Mercy Health Plan	2	7,684,827	1.5	303,149	1.2	2015
Forest Laboratories Inc.	2	6,817,487	1.3	202,857	0.8	2017	(e)
IBM Corporation	3	6,291,141	1.2	353,617	1.4	2010	(f)
Toys 'R' Us—NJ, Inc.	1	6,072,651	1.1	242,518	0.9	2012
Nabisco Inc.	3	6,066,357	1.1	340,746	1.4	2006	(g)
American Institute of Certified Public Accountants	1	5,817,181	1.1	249,768	1.0	2012
Allstate Insurance Company	10	5,724,371	1.1	244,114	1.0	2010	(h)
TD Waterhouse Investor Services, Inc.	1	5,508,238	1.0	184,222	0.7	2015
Garban LLC	1	5,239,829	1.0	148,025	0.6	2017
CMP Media Inc.	1	5,232,527	1.0	237,274	0.9	2014
Lucent Technologies, Inc.	2	4,835,006	0.9	335,342	0.9	2006	(i)
KPMG, LLP	3	4,714,583	0.9	181,025	0.7	2012	(j)
Winston & Strawn	1	4,603,439	0.9	108,100	0.4	2005
National Financial Services	1	4,346,765	0.8	112,964	0.4	2012
Citigroup Global Markets, Inc.	6	4,320,928	0.8	168,430	0.7	2016	(k)
Bank of Tokyo-Mitsubishi Ltd.	1	4,228,795	0.8	137,076	0.5	2009
Move.Com Operations Inc.	1	4,176,348	0.8	94,917	0.4	2006
Cendant Operations Inc.	1	3,773,775	0.7	150,951	0.6	2008
SSB Realty, LLC	1	3,321,051	0.6	114,519	0.4	2009
URS Greiner Woodward-Clyde	1	3,252,691	0.6	120,550	0.5	2011
Dow Jones & Company Inc.	3	3,153,861	0.6	96,873	0.4	2012	(l)
Montefiore Medical Center	4	3,103,600	0.6	144,457	0.6	2019	(m)
SunAmerica Asset Management	1	2,680,409	0.5	69,621	0.3	2018
United States Life Insurance Co.	1	2,520,000	0.5	180,000	0.7	2013
Regus Business Centre Corp.	3	2,495,730	0.5	107,608	0.4	2011
Sankyo Pharma Inc.	1	2,480,122	0.5	78,280	0.3	2012
Barr Laboratories Inc.	2	2,450,087	0.5	109,510	0.4	2015	(n)
Lonza Inc.	1	2,236,200	0.4	89,448	0.4	2007
Deloitte & Touche USA LLP	1	2,204,250	0.4	88,170	0.3	2007
Merck & Company Inc.	2	2,159,465	0.4	97,396	0.4	2006
Xerox Corporation	5	2,149,339	0.4	92,889	0.4	2010	(o)
Computer Sciences Corporation	3	2,143,145	0.4	109,825	0.4	2007	(p)
Nextel of New York Inc.	2	2,136,331	0.4	97,436	0.4	2014	(q)
Mellon HR Solutions LLC	1	2,098,380	0.4	69,946	0.3	2006
Taro Pharmaceuticals USA, Inc.	2	2,088,039	0.4	136,227	0.5	2008	(r)
High Point Safety & Insurance	1	2,073,570	0.4	88,237	0.3	2015
Telcordia Technologies, Inc.	1	2,008,908	0.4	91,314	0.4	2008
GAB Robins North America, Inc.	1	1,932,512	0.4	75,049	0.3	2008
Prudential Insurance Company	1	1,914,716	0.4	75,174	0.3	2012
Movado Group Inc.	1	1,902,415	0.4	80,417	0.3	2013
URS Corporation	3	1,870,621	0.4	92,518	0.4	2011	(s)
Bearingpoint Inc.	1	1,831,966	0.3	77,956	0.3	2011
Chase Manhattan Mortgage Co	1	1,797,040	0.3	68,766	0.3	2006
Administrators for the Professions	1	1,742,276	0.3	55,575	0.2	2009
First Investors Management	1	1,730,914	0.3	75,578	0.2	2006

Totals		203,825,701	38.6	8,672,832	33.7

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual December 2004 billings times 12. For leases whose rent commences after January 1, 2005, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
475,100 square feet expire in 2005; 4,786 square feet expire in 2007; 32,181 square feet expire in 2009; 275,000 square feet expire in 2014.

(c)
18,539 square feet expire in 2005; 19,500 square feet expire in 2008; 7,000 square feet expire in 2009; 25,563 square feet expire in 2010; 306,170 square feet expire in 2013;

(d)
190,000 square feet expire in 2011; 81,953 square feet expire in 2012.

(e)
22,785 square feet expire in 2010; 180,072 square feet expire in 2017.

(f)
87,259 square feet expire in 2005; 248,399 square feet expire in 2007; 17,959 square feet expire in 2010.

(g)
300,378 square feet expire in 2005; 40,368 square feet expire in 2006.

(h)
33,832 square feet expire in 2005; 22,444 square feet expire in 2006; 70,517 square feet expire in 2007; 59,562 square feet expire in 2008; 22,185 square feet expire in 2009; 35,574 square feet expire in 2010.

(i)
317,040 square feet expire in 2005; 18,302 square feet expire in 2006.

(j)
57,204 square feet expire in 2007; 46,440 square feet expire in 2009; 77,381 square feet expire in 2012.

(k)
35,955 square feet expire in 2005; 19,668 square feet expire in 2007; 59,711 square feet expire in 2009; 26,834 square feet expire in 2014; 26,262 square feet expire in 2016.

(l)
4,561 square feet expire in 2006; 92,312 square feet expire in 2012.

(m)
19,000 square feet expire in 2007; 48,542 square feet expire in 2009; 5,850 square feet expire in 2014; 71,065 square feet expire in 2019.

(n)
20,000 square feet expire in 2007; 89,510 square feet expire in 2015.

(o)
10,600 square feet expire in 2005; 2,875 square feet expire in 2007; 79,414 square feet expire in 2010.

(p)
82,850 square feet expire in 2006; 26,975 square feet expire in 2007.

(q)
62,436 square feet expire in 2010; 35,000 square feet expire in 2014.

(r)
55,343 square feet expire in 2005; 69,784 square feet expire in 2007; 11,100 square feet expire in 2008.

(s)
1,456 square feet expire in 2005; 20,187 square feet expire in 2008; 70,875 square feet expire in 2011.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Schedule of Lease Expirations

All Consolidated Properties

        The following table sets forth a schedule of lease expirations for the total of the Company's office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning January 1, 2005, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2005 through 2007 only):

Year Of Expiration/ Market	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2005(c)
NORTHEAST
Northern NJ	79	1,471,303	5.8		25,182,011	17.12	4.8
Central NJ	41	232,242	0.9		5,008,925	21.57	1.0
Westchester Co., NY	83	316,844	1.2		6,157,500	19.43	1.2
Sub. Philadelphia	56	453,280	1.8		6,630,557	14.63	1.2
Fairfield, CT	12	72,297	0.3		1,768,239	24.46	0.3
Washington, DC/MD	9	189,445	0.7		7,006,903	36.99	1.3
Dutchess/Nassau/Rockland Co., NY	13	38,214	0.2		880,850	23.05	0.2
SOUTHWEST/WEST
Colorado	12	162,934	0.6		1,725,667	10.59	0.3
San Francisco	86	37,676	0.1		1,035,767	27.49	0.2

TOTAL—2005	391	2,974,235	11.6		55,396,419	18.63	10.5
2006
NORTHEAST
Northern NJ	100	924,537	3.7		19,412,796	21.00	3.7
Central NJ	47	375,430	1.5		8,334,138	22.20	1.6
Westchester Co., NY	111	537,430	2.1		11,075,607	20.61	2.1
Sub. Philadelphia	60	572,538	2.2		10,327,216	18.04	2.0
Fairfield, CT	18	60,983	0.2		1,491,195	24.45	0.3
Washington, DC/MD	2	6,288	(d	)	183,598	29.20	(d	)
Dutchess/Nassau/Rockland Co., NY	8	21,325	0.1		584,779	27.42	0.1
SOUTHWEST/WEST
Colorado	21	128,418	0.5		1,713,500	13.34	0.3
San Francisco	38	135,491	0.5		5,448,504	40.21	1.0

TOTAL—2006	405	2,762,440	10.8		58,571,333	21.20	11.1
2007
NORTHEAST
Northern NJ	78	1,153,679	4.4		27,177,307	23.56	5.1
Central NJ	38	230,184	0.9		5,497,847	23.88	1.0
Westchester Co., NY	103	575,878	2.3		10,010,365	17.38	1.9
Sub. Philadelphia	42	320,537	1.3		5,864,881	18.30	1.1
Fairfield, CT	22	136,292	0.5		3,230,825	23.71	0.6
Washington, DC/MD	3	15,800	0.1		398,643	25.23	0.1
Dutchess/Nassau/Rockland Co., NY	9	38,714	0.2		974,990	25.18	0.2
SOUTHWEST/WEST
Colorado	24	161,270	0.6		1,951,043	12.10	0.4
San Francisco	31	17,249	0.1		513,375	29.76	0.1

TOTAL—2007	350	2,649,603	10.4		55,619,276	20.99	10.5

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)		Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2008	350	3,193,147		12.5	58,225,924	18.23	11.0
2009	324	2,353,208		9.2	50,907,458	21.63	9.6
2010	224	2,252,248		8.8	41,895,900	18.60	7.9
2011	144	2,032,576		8.0	48,594,282	23.91	9.2
2012	91	1,807,300		7.1	41,409,684	22.91	7.8
2013	75	1,383,019		5.4	30,507,882	22.06	5.8
2014	34	910,333		3.6	18,925,168	20.79	3.6
2015	51	2,219,386		8.7	44,160,294	19.90	8.3
2016 and thereafter	31	1,007,593		3.9	25,124,408	24.94	4.7

Totals/Weighted Average	2,470	25,545,088	(e)	100.0	529,338,028	20.72	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual December 2004 billings times 12. For leases whose rent commences after January 1, 2005, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes leases expiring December 31, 2004 aggregating 429,725 square feet and representing annualized rent of $4,983,291 for which no new leases were signed.

(d)
Represents less than 0.05 percent.

(e)
Reconciliation to Company's total net rentable square footage is as follows

Square Feet
Square footage leased to commercial tenants	25,545,088
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments	392,665
Square footage unleased	2,487,532

Total net rentable square footage (does not include land leases)	28,425,285

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Schedule of Lease Expirations

Office Properties

        The following table sets forth a schedule of lease expirations for the office properties beginning January 1, 2005, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2005 through 2007 only):

Year Of Expiration/ Market	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2005(c)
NORTHEAST
Northern NJ	71	1,429,329	6.9		24,676,854	17.26	5.2
Central NJ	35	171,676	0.8		4,250,058	24.76	0.9
Westchester Co., NY	40	117,831	0.6		3,121,067	26.49	0.7
Sub. Philadelphia	31	198,905	1.0		4,728,599	23.77	1.0
Fairfield, CT	12	72,297	0.4		1,768,239	24.46	0.4
Washington, DC/MD	9	189,445	0.9		7,006,903	36.99	1.5
Dutchess/Nassau/Rockland Co., NY	13	38,214	0.2		880,850	23.05	0.2
SOUTHWEST/WEST
Colorado	12	162,934	0.8		1,725,667	10.59	0.4
San Francisco	86	37,676	0.2		1,035,767	27.49	0.2

TOTAL—2005	309	2,418,307	11.8		49,194,004	20.34	10.5
2006
NORTHEAST
Northern NJ	94	865,367	4.2		18,606,707	21.50	4.0
Central NJ	40	322,054	1.6		7,632,816	23.70	1.6
Westchester Co., NY	73	321,103	1.6		7,100,390	22.11	1.5
Sub. Philadelphia	45	368,825	1.8		8,780,054	23.81	1.9
Fairfield, CT	16	49,283	0.2		1,257,195	25.51	0.3
Washington, DC/MD	2	6,288	(d	)	183,598	29.20	(d	)
Dutchess/Nassau/Rockland Co., NY	8	21,325	0.1		584,779	27.42	0.1
SOUTHWEST/WEST
Colorado	21	128,418	0.6		1,713,500	13.34	0.4
San Francisco	38	135,491	0.7		5,448,504	40.21	1.2

TOTAL—2006	337	2,218,154	10.8		51,307,543	23.13	11.0
2007
NORTHEAST
Northern NJ	71	1,088,914	5.3		26,282,878	24.14	5.7
Central NJ	34	208,452	1.0		5,245,457	25.16	1.1
Westchester Co., NY	56	145,588	0.7		4,089,230	28.09	0.9
Sub. Philadelphia	28	213,558	1.0		5,073,006	23.75	1.1
Fairfield, CT	21	118,529	0.6		2,906,650	24.52	0.6
Washington, DC/MD	3	15,800	0.1		398,643	25.23	0.1
Dutchess/Nassau/Rockland Co., NY	9	38,714	0.2		974,990	25.18	0.2
SOUTHWEST/WEST
Colorado	24	161,270	0.8		1,951,043	12.10	0.4
San Francisco	31	17,249	0.1		513,375	29.76	0.1

TOTAL—2007	277	2,008,074	9.8		47,435,272	23.62	10.2

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Schedule of Lease Expirations

Office Properties (continued)

Year Of Expiration	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2008	265	2,294,381	11.2	49,141,349	21.42	10.5
2009	264	1,800,158	8.8	43,761,705	24.31	9.4
2010	172	1,549,290	7.5	32,588,483	21.03	7.0
2011	120	1,759,180	8.6	44,762,601	25.45	9.6
2012	73	1,588,946	7.7	38,230,623	24.06	8.2
2013	60	1,221,099	6.0	28,476,127	23.32	6.1
2014	29	841,154	4.1	17,854,804	21.23	3.8
2015	41	2,089,288	10.2	42,654,902	20.42	9.1
2016 and thereafter	23	711,311	3.5	21,580,731	30.34	4.6

Totals/Weighted Average	1,970	20,499,342	100.0	466,988,144	22.78	100.0

(a)
Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual December 2004 billings times 12. For leases whose rent commences after January 1, 2005, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes leases expiring December 31, 2004 aggregating 364,810 square feet and representing annualized rent of $4,280,076 for which no new leases were signed.

(d)
Represents less than 0.05 percent.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Schedule of Lease Expirations

Office/Flex Properties

        The following table sets forth a schedule of lease expirations for the office/flex properties beginning January 1, 2005, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2005 through 2007 only):

Year Of Expiration/Market	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2005(c)
Northern NJ	8	41,974	0.9	505,157	12.03	0.9
Central NJ	6	60,566	1.3	758,867	12.53	1.3
Westchester Co., NY	41	192,335	4.1	2,984,559	15.52	5.1
Sub. Philadelphia	25	254,375	5.5	1,901,958	7.48	3.3
Fairfield, CT	—	—	—	—	—	—

TOTAL—2005	80	549,250	11.8	6,150,541	11.20	10.6
2006
Northern NJ	6	59,170	1.2	806,089	13.62	1.4
Central NJ	7	53,376	1.1	701,322	13.14	1.2
Westchester Co., NY	38	216,327	4.7	3,975,217	18.38	6.8
Sub. Philadelphia	15	203,713	4.4	1,547,162	7.59	2.7
Fairfield, CT	2	11,700	0.3	234,000	20.00	0.4

TOTAL—2006	68	544,286	11.7	7,263,790	13.35	12.5
2007
Northern NJ	7	64,765	1.4	894,429	13.81	1.5
Central NJ	4	21,732	0.5	252,390	11.61	0.4
Westchester Co., NY	43	417,640	9.0	5,715,655	13.69	9.8
Sub. Philadelphia	14	106,979	2.3	791,875	7.40	1.4
Fairfield, CT	1	17,763	0.4	324,175	18.25	0.6

TOTAL—2007	69	628,879	13.6	7,978,524	12.69	13.7
2008	82	807,397	17.4	8,613,198	10.67	14.8
2009	54	494,767	10.7	6,158,865	12.45	10.6
2010	51	674,958	14.5	9,013,417	13.35	15.5
2011	23	265,796	5.7	3,740,481	14.07	6.5
2012	18	218,354	4.7	3,179,061	14.56	5.5
2013	8	106,684	2.3	1,477,724	13.85	2.6
2014	5	69,179	1.5	1,070,364	15.47	1.8
2015	10	130,098	2.8	1,505,392	11.57	2.6
2016 and thereafter	5	153,200	3.3	1,909,923	12.47	3.3

Totals/Weighted Average	473	4,642,848	100.0	58,061,280	12.51	100.0

(a)
Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual December 2004 billings times 12. For leases whose rent commences after January 1, 2005, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes leases expiring December 31, 2004 aggregating 64,915 square feet and representing annualized rent of $703,215 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Schedule of Lease Expirations

Industrial/Warehouse Properties

        The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning January 1, 2005, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2005	2	6,678	1.7	51,874	7.77	1.3
2007	4	12,650	3.3	205,480	16.24	5.3
2008	3	91,369	23.7	471,377	5.16	12.1
2009	5	48,983	12.7	791,888	16.17	20.3
2010	1	28,000	7.3	294,000	10.50	7.6
2011	1	7,600	2.0	91,200	12.00	2.4
2013	7	55,236	14.3	554,031	10.03	14.3
2016 and thereafter	2	135,082	35.0	1,428,754	10.58	36.7

Totals/Weighted Average	25	385,598	100.0	3,888,604	10.08	100.0

(a)
Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual December 2004 billings times 12. For leases whose rent commences after January 1, 2005, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

        The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning January 1, 2005, assuming that none of the tenants exercise renewal or termination options. All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2009	1	9,300	53.8	195,000	20.97	48.8
2016 and thereafter	1	8,000	46.2	205,000	25.62	51.2

Totals/Weighted Average	2	17,300	100.0	400,000	23.12	100.0

(a)
Includes stand-alone retail property tenants only.

(b)
Annualized base rental revenue is based on actual December 2004 billings times 12. For leases whose rent commences after January 1, 2005, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

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